UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

AMENDMENT NO.1

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor
San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
The following are the December 31, 2006 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 14, 2007.

Stock Fund

ESTABLISHED 1965

(Closed to New Investors)

Annual Report

December 31, 2006

2006

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/06 SF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

It is not often one has the opportunity to recognize a colleague who has contributed to an organization for close to four decades, so we begin this year’s annual letter to shareholders with a warm farewell to Harry Hagey, who retired from Dodge & Cox on December 31, 2006. Harry joined Dodge & Cox 39 years ago as a security analyst, and served as the firm’s Chairman for the past 14 years and Chief Executive Officer between 1992 and 2005. He served as the firm’s fourth Chairman—the firm’s founder, E. Morris Cox, Peter Avenali and Joe Fee came before him. He also succeeded Peter Avenali as Chairman of the Dodge & Cox Funds.

Harry’s greatest legacy is the importance he placed on Dodge & Cox’s culture, specifically: strong ethics (i.e., placing our clients’ interests ahead of our own), the firm’s employee ownership structure, respect for each client and employee, and the absence of a marketing mindset. Harry ingrained these important tenets into all of us over his years here, and he helped develop our team of 59 investment professionals (who have an average tenure at the firm of 10 years), including our Investment Policy Committee whose nine members now have an average tenure at Dodge & Cox of 21 years.

We greatly appreciate Harry’s leadership and many years of hard work on behalf of the firm and its clients. We will miss his warm personality and camaraderie, and we wish him well in his future endeavors. Effective January 1, 2007, John A. Gunn was appointed Chairman of the firm and of the Dodge & Cox Funds. John has been with Dodge & Cox since 1972, and also serves as the firm’s CEO.

2006 PERFORMANCE REVIEW

We are pleased to report that 2006 was the seventh consecutive year in which the Stock Fund outperformed the Standard & Poor’s 500 Index (S&P 500). The Fund returned 18.5% in 2006 compared to 15.8% for the S&P 500. At year end, the Fund had net assets of $66.2 billion, including a cash position of 4.4%.

Persistence and a long-term investment horizon are key components of our investment approach. In 2005,

our persistence was tested by the Fund’s Media stocks, which were among the Fund’s weakest performers. Persistence was rewarded in 2006, as these companies, which produce and/or deliver entertainment, data and telecommunication services, were some of the year’s strongest performers. For example, Comcast, which lost 22% in 2005, returned 63% in 2006; it was the Fund’s largest contributor and is now its largest holding. News Corp. (up 39%), Time Warner (up 26%) and the wireless telephone service provider, Vodafone (up 36%), were also strong contributors. Cable companies like Time Warner and Comcast are now competing directly with telecommunication services companies. The Fund has a higher weighting than the S&P 500 in Media (11% versus 3%), and a lower weighting in Telecommunication Services (2% versus 4% for the S&P 500). This higher weighting in Media helped the Fund’s performance relative to the S&P 500 in 2006, while the lower weighting in Telecommunications hurt.

The Fund’s Information Technology holdings, which were up 22% in aggregate versus 9% for those in the S&P 500, continued to contribute to the Fund’s relative returns in 2006. Standouts include the Fund’s second largest holding, Hewlett-Packard (up 45%) and a smaller position in BMC Software (up 57%). Information Technology stocks now comprise 14.6% of the Fund compared to 15.1% of the S&P 500. However, the Fund’s Technology holdings generally have much lower valuations than those in the S&P 500—as of year end the Fund’s Technology stocks were valued at an average price-to-sales (P/S) ratio of 0.9 times, while those in the S&P 500 traded at an average P/S of 2.6 times.

Detractors from the Fund’s relative performance included three of the Fund’s Japanese technology-related companies, Sony (up 6%), Matsushita (up 5%) and Hitachi (down 6%), which are not a part of the S&P 500 and lagged its return. Capital One Financial (down 11%) was the Fund’s single largest detractor for the year.

As always, we manage the Fund using a three-to-five year investment horizon, and encourage shareholders to focus on this longer time period.

PAGE	1 ■ DODGE & COX STOCK FUND

LOOKING FORWARD

Technological innovation and the spread of free market economic principles are facilitating the continued integration of the global economy and rapid expansion of the developing world. While there will undoubtedly be bumps in the road along the way, we don’t see these trends ending any time soon. Integration and growth in the global economy have had a profound impact on the companies in our investment universe, and consequently on how we conduct research at Dodge & Cox. For instance, 38 of the Fund’s U.S.-domiciled companies have at least 25% of their sales coming from overseas. These 38 U.S. companies represent 48% of the Fund’s assets. Some are also leaders in technological innovation (e.g., Motorola—70% of sales overseas, Hewlett-Packard—65%, Sun Microsystems—59%, Avaya—42%, Dell—35% and FedEx—25%), which are helping fuel the global expansion. Additionally, another 17% of the Fund is invested in 18 companies that are based outside the U.S. (all of which are traded on U.S. exchanges in U.S. dollars).

As U.S. companies have been increasing their sales internationally, we too have been expanding our research effort over the past ten years to include a global perspective. In fact, the decision to start our International Stock Fund in 2001 was made in part to improve our overall research effort for the benefit of all of our current clients—including the shareholders of the Stock Fund. Each of our 20 research analysts take a global view when covering their industries, and is responsible for making investment recommendations to the teams managing all four of the Dodge & Cox Funds.

IN CLOSING

We conclude with a thought about the future. While we remain optimistic about the long-term prospects for the world economy and confident in our ability to continue to implement our investment approach, the past seven years (roughly since the peak of the technology-led market bubble) have been exceptional for the Stock Fund compared to the broad market. Since the end of 1999, the Fund has returned an annualized 12.8% per year compared to 1.1% per year for the S&P 500. Over this time period, what were lower valuation stocks (primarily in the

Industrial, Materials and Energy sectors) have significantly outperformed what turned out to be overvalued stocks (primarily in the Information Technology, Media, Telecommunications and Health Care sectors).

Today, with valuations across all sectors of the market much more homogeneous, the possibility of the Fund outperforming the S&P 500 by such a wide margin going forward is remote. Indeed, outperforming the S&P 500 at all given this valuation landscape will be a formidable challenge. Moreover, we would like to remind shareholders that equity returns have historically been volatile; stock prices go up and down, and investors could lose money. Regardless of what happens in the near term, our team at Dodge & Cox will continue to focus on our three-to-five year investment horizon and work hard to uncover attractive opportunities.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

February 9, 2007

DODGE & COX STOCK FUND ■	PAGE	2

A Message from Former Chairman Harry Hagey

On October 1, 1967, I began my career at Dodge & Cox. At that time, Dodge & Cox was a small independent regional investment counseling firm working with individuals, pension funds and endowment funds. In addition, the firm managed two small no-load mutual funds: the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund. After 39 wonderful years at this firm, I am now retiring. I want to take this opportunity to first thank you, our mutual fund shareholders for the trust you have placed in our firm over the years; second, to thank all of my associates with whom I have had the pleasure of working; and finally, to provide you with my thoughts on the current status of the firm and my optimistic outlook for its future.

Let me summarize what I think are the key components that make Dodge & Cox a successful money management firm. First and most importantly, ethical considerations are paramount. We have an excellent reputation, and we work hard to maintain it. When making decisions about how we manage our firm, we always start by asking what is in the best interests of our current clients.

Second, we are in the single business of providing continuous high quality investment management service to our existing clients and shareholders. We decided a long time ago that we are not in business to provide a series of financial products to the investment marketplace. Through a team-oriented, long-term approach, our investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long term. Over the years, I have often reminded my associates that there are literally millions of individuals counting on us.

A third important ingredient is our employees. We insist on a respect for each individual employee as well as for the entire firm. We work within a collegial environment with the goal of having all of our people think as owners, not just as employees. Our working environment has led to low employee turnover, which in turn, has created stability and continuity over the years.

Finally, with regard to the firm, probably the most important characteristic is our independence. We only report to the Fund’s shareholders, our clients and to ourselves. Ownership of Dodge & Cox is limited to the firm’s active employees, thus I have sold (at book value) my interest in Dodge & Cox back to the firm so my shares will now be available to those coming after me.

As for the future of Dodge & Cox, I am extremely optimistic. We have a deep and talented investment team across the board: domestic equity, international equity and fixed-income. I leave Dodge & Cox today as strong as it has ever been in our 76-year history. I have complete confidence that John Gunn, Ken Olivier, Dana Emery and others will act as responsible stewards of the firm’s unique culture.

On a personal note, the only investment options in the Dodge & Cox retirement plan are the Dodge & Cox Funds, so my own retirement assets have benefited from the Funds’ past results. I look forward to continuing on as a long-term shareholder of the Dodge & Cox Funds.

Thanks again for the confidence you have placed in our firm over the years.

Sincerely,

Harry R. Hagey

PAGE	3 ■ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS FOR AN INVESTMENT MADE ON DECEMBER 31, 1996 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2006

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	18.54%	12.84%	14.23%	14.81%
S&P 500	15.79	6.18	8.42	11.80

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,116.60	$2.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.62
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ■	PAGE	4

FUND INFORMATION	December 31, 2006

GENERAL INFORMATION

Net Asset Value Per Share	$153.46
Total Net Assets (billions)	$66.2
2006 Expense Ratio	0.52%
2006 Portfolio Turnover Rate	14%
30-Day SEC Yield(a)	1.26%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	FUND	S&P 500
Number of Stocks	85	500
Median Market Capitalization (billions)	$26	$13
Weighted Average Market Capitalization (billions)	$77	$103
Price-to-Earnings Ratio(b)	15.5x	15.3x
Foreign Stocks(c) (% of Fund)	17.1%	0.0%

TEN LARGEST HOLDINGS(d)
Comcast Corp. Class A	3.9%
Hewlett-Packard Co.	3.7
News Corp. Class A	3.0
Time Warner, Inc.	2.8
Pfizer, Inc.	2.8
Wal-Mart Stores, Inc.	2.8
Chevron Corp.	2.7
Sanofi-Aventis ADR (France)	2.6
Sony Corp. ADR (Japan)	2.6
McDonald’s Corp.	2.5

ASSET ALLOCATION

SECTOR DIVERSIFICATION	FUND	S&P 500
Consumer Discretionary	22.2%	10.6%
Information Technology	14.6	15.1
Health Care	14.5	12.0
Financials	13.9	22.3
Energy	9.0	10.0
Industrials	8.7	10.8
Materials	5.2	3.0
Consumer Staples	4.3	9.3
Telecommunication Services	2.1	3.5
Utilities	1.1	3.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward consensus earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

PAGE	5 ■ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2006

COMMON STOCKS: 95.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 22.2%
AUTOMOBILES & COMPONENTS: 0.5%
Honda Motor Co., Ltd. ADR(b) (Japan)	9,050,300	$357,848,862

CONSUMER DURABLES & APPAREL: 5.9%
Koninklijke Philips Electronics NV(b) (Netherlands)	8,600,000	323,188,000
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	69,064,700	1,387,509,823
Nike, Inc., Class B	3,625,000	358,983,750
Sony Corp. ADR(b) (Japan)	39,417,700	1,688,260,091
Thomson ADR(b) (France)	6,586,000	128,558,720

		3,886,500,384
CONSUMER SERVICES: 2.5%
McDonald’s Corp.	36,733,900	1,628,413,787

MEDIA: 11.0%
Comcast Corp., Class A(a)	60,418,191	2,557,502,025
EchoStar Communications Corp.(a)	8,239,670	313,354,650
Interpublic Group of Companies, Inc.(a),(c)	27,499,200	336,590,208
Liberty Capital, Series A(a)	2,396,380	234,797,313
News Corp., Class A	91,295,238	1,961,021,712
Time Warner, Inc.	86,628,400	1,886,766,552

		7,290,032,460
RETAILING: 2.3%
Federated Department Stores, Inc.	11,119,006	423,967,699
Gap, Inc.	24,753,600	482,695,200
Genuine Parts Co.(c)	8,931,300	423,611,559
Liberty Interactive, Series A(a)	8,853,900	190,978,623

		1,521,253,081

		14,684,048,574
CONSUMER STAPLES: 4.3%
FOOD & STAPLES RETAILING: 2.8%
Wal-Mart Stores, Inc.	39,498,900	1,824,059,202

FOOD, BEVERAGE & TOBACCO: 1.0%
Unilever NV(b) (Netherlands)	24,511,700	667,943,825

HOUSEHOLD & PERSONAL PRODUCTS: 0.5%
Avon Products, Inc.	10,466,000	345,796,640

		2,837,799,667
ENERGY: 9.0%
Baker Hughes, Inc.	11,503,300	858,836,378
Chevron Corp.	24,196,971	1,779,203,278
ConocoPhillips	11,735,800	844,390,810
Exxon Mobil Corp.	9,203,500	705,264,205
Occidental Petroleum Corp.	10,277,800	501,864,974
Royal Dutch Shell PLC ADR(b) (United Kingdom)	10,407,864	740,519,523
Schlumberger, Ltd.	8,028,664	507,090,418

		5,937,169,586

	SHARES	VALUE
FINANCIALS: 13.9%
BANKS: 3.1%
Wachovia Corp.	28,295,214	$1,611,412,437
Wells Fargo & Co.	12,061,000	428,889,160

		2,040,301,597
DIVERSIFIED FINANCIALS: 3.5%
Capital One Financial Corp.	13,183,778	1,012,777,826
Citigroup, Inc.	23,574,600	1,313,105,220

		2,325,883,046
INSURANCE: 6.4%
Aegon NV(b) (Netherlands)	35,594,301	674,512,004
Chubb Corp.	11,446,600	605,639,606
Genworth Financial, Inc., Class A	8,845,000	302,587,450
Loews Corp.	15,436,000	640,130,920
MBIA, Inc.	2,993,176	218,681,439
Safeco Corp.	5,545,000	346,839,750
St. Paul Travelers Companies, Inc.	22,745,350	1,221,197,841
UnumProvident Corp.	11,719,700	243,535,366

		4,253,124,376
REAL ESTATE: 0.9%
Equity Office Properties Trust(c)	12,381,900	596,436,123

		9,215,745,142
HEALTH CARE: 14.5%
HEALTH CARE EQUIPMENT & SERVICES: 4.8%
Becton, Dickinson & Co.	4,210,850	295,391,128
Cardinal Health, Inc.(c)	24,264,150	1,563,339,184
Health Management Associates, Inc.(c)	15,303,200	323,050,552
WellPoint, Inc.(a)	12,780,700	1,005,713,283

		3,187,494,147
PHARMACEUTICALS & BIOTECHNOLOGY: 9.7%
Bristol-Myers Squibb Co.	21,145,650	556,553,508
GlaxoSmithKline PLC ADR(b) (United Kingdom)	14,663,800	773,662,088
Pfizer, Inc.	71,009,345	1,839,142,035
Sanofi-Aventis ADR(b) (France)	37,579,000	1,735,022,430
Schering-Plough Corp.	19,939,600	471,372,144
Thermo Fisher Scientific, Inc.(a),(c)	9,111,300	412,650,777
Wyeth	12,139,900	618,163,708

		6,406,566,690

		9,594,060,837
INDUSTRIALS: 8.7%
CAPITAL GOODS: 4.0%
American Power Conversion Corp.(c)	13,409,652	410,201,255
General Electric Co.	17,100,000	636,291,000
Masco Corp.	12,908,500	385,576,895
Tyco International, Ltd.	31,065,500	944,391,200
Volvo AB ADR(b) (Sweden)	3,751,400	258,171,348

		2,634,631,698

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ■	PAGE	6

PORTFOLIO OF INVESTMENTS	December 31, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.7%
Pitney Bowes, Inc.	9,412,850	$434,779,541

TRANSPORTATION: 4.0%
FedEx Corp.	11,756,300	1,276,969,306
Union Pacific Corp.(c)	15,120,650	1,391,402,213

		2,668,371,519

		5,737,782,758
INFORMATION TECHNOLOGY: 14.6%
SOFTWARE & SERVICES: 3.7%
BMC Software, Inc.(a),(c)	10,876,500	350,223,300
Computer Sciences Corp.(a),(c)	12,858,900	686,279,493
Compuware Corp.(a),(c)	19,312,600	160,873,958
EBay, Inc.(a)	9,921,098	298,327,417
Electronic Data Systems Corp.(c)	34,711,300	956,296,315

		2,452,000,483
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.9%
Avaya, Inc.(a),(c)	31,094,924	434,707,038
Dell, Inc.(a)	28,739,033	721,062,338
Hewlett-Packard Co.	59,785,534	2,462,566,145
Hitachi, Ltd. ADR(b) (Japan)	10,339,800	644,789,928
Kyocera Corp. ADR(b) (Japan)	61,400	5,826,246
Motorola, Inc.	50,722,100	1,042,846,376
NCR Corp.(a)	7,220,300	308,740,028
Nortel Networks Corp.(a),(b) (Canada)	3,182,149	85,058,843
Sun Microsystems, Inc.(a)	83,364,900	451,837,758
Xerox Corp.(a),(c)	63,334,900	1,073,526,555

		7,230,961,255

		9,682,961,738
MATERIALS: 5.2%
Akzo Nobel NV ADR(b),(c) (Netherlands)	12,807,223	779,575,664
Alcoa, Inc.	8,360,683	250,904,097
Cemex SAB de CV ADR(b) (Mexico)	6,000,000	203,280,000
Dow Chemical Co.	33,089,980	1,321,613,801
International Paper Co.	7,673,400	261,662,940
Nova Chemicals Corp.(b),(c) (Canada)	4,740,470	132,259,113
Rohm and Haas Co.	9,162,100	468,366,552

		3,417,662,167
TELECOMMUNICATION SERVICES: 2.1%
Sprint Nextel Corp.	37,000,000	698,930,000
Vodafone Group PLC ADR(b) (United Kingdom)	25,799,637	716,713,916

		1,415,643,916
UTILITIES: 1.1%
Duke Energy Corp.	14,083,600	467,716,356
FirstEnergy Corp.	4,474,700	269,824,410

		737,540,766

TOTAL COMMON STOCKS (Cost $44,711,425,489)		63,260,415,151

SHORT-TERM INVESTMENTS: 4.5%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$63,615,990	$63,615,990
State Street Repurchase Agreement 4.40%, 1/2/07, maturity value $1,884,901,057 (collateralized by U.S. Treasury Securities, value $1,921,675,344, 3.50%-8.125%, 6/30/08-8/15/25)	1,883,980,000	1,883,980,000
U.S. Treasury Bills
1/4/07	225,000,000	224,910,375
1/11/07	150,000,000	149,801,875
1/18/07	150,000,000	149,663,542
2/1/07	100,000,000	99,597,000
3/29/07	225,000,000	222,381,844
4/5/07	225,000,000	222,182,937

TOTAL SHORT-TERM INVESTMENTS (Cost $3,016,133,563)		3,016,133,563

TOTAL INVESTMENTS (Cost $47,727,559,052)	100.1%	66,276,548,714
OTHER ASSETS, LESS LIABILITIES	(0.1%)	(91,542,745)

TOTAL NET ASSETS	100.0%	$66,185,005,969

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Note 6 regarding holdings of 5% voting securities

ADR: American Depository Receipt

PAGE	7 ■ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
ASSETS:
Investments, at value
Unaffiliated issuers (cost $41,860,195,839)	$58,034,187,971
Affiliated issuers (cost $5,867,363,213)	8,242,360,743

66,276,548,714
Receivable for investments sold	12,278,073
Receivable for Fund shares sold	158,347,018
Dividends and interest receivable	79,072,550
Prepaid expenses and other assets	285,405

66,526,531,760

LIABILITIES:
Payable for investments purchased	207,008,468
Payable for Fund shares redeemed	104,251,297
Management fees payable	28,008,136
Accrued expenses	2,257,890

341,525,791

NET ASSETS	$66,185,005,969

NET ASSETS CONSIST OF:
Paid in capital	$47,155,224,331
Undistributed net investment income	17,897,360
Undistributed net realized gain on investments	462,894,616
Net unrealized appreciation on investments	18,548,989,662

$66,185,005,969

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	431,292,690
Net asset value per share	$153.46

STATEMENT OF OPERATIONS
Year Ended December 31, 2006
INVESTMENT INCOME:
Dividends (net of foreign taxes of $15,774,039)
Unaffiliated issuers	$926,167,606
Affiliated issuers	95,238,561
Interest	147,445,426

1,168,851,593

EXPENSES:
Management fees	293,203,489
Custody and fund accounting fees	817,752
Transfer agent fees	5,691,729
Professional services	79,160
Shareholder reports	2,383,526
Registration fees	631,651
Trustees’ fees	167,500
Miscellaneous	356,855

303,331,662

NET INVESTMENT INCOME	865,519,931

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	2,154,293,941
Affiliated issuers	1,055,073,324
Net change in unrealized appreciation	5,995,600,442

Net realized and unrealized gain	9,204,967,707

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,070,487,638

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS:
Net investment income	$865,519,931	$605,010,646
Net realized gain	3,209,367,265	1,130,060,343
Net change in unrealized appreciation	5,995,600,442	2,657,836,787

Net increase in net assets from operations	10,070,487,638	4,392,907,776

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(850,295,361)	(611,260,756)
Net realized gain	(2,847,558,997)	(1,222,133,564)

Total distributions	(3,697,854,358)	(1,833,394,320)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	10,571,607,422	9,806,907,602
Reinvestment of distributions	3,483,584,887	1,700,707,781
Cost of shares redeemed	(6,427,028,935)	(5,149,262,920)

Net increase from Fund share transactions	7,628,163,374	6,358,352,463

Total increase in net assets	14,000,796,654	8,917,865,919

NET ASSETS:
Beginning of year	52,184,209,315	43,266,343,396

End of year (including undistributed net investment income of $17,897,360 and $2,672,790, respectively)	$66,185,005,969	$52,184,209,315

SHARE INFORMATION:
Shares sold	71,830,464	74,426,365
Distributions reinvested	22,836,316	12,641,751
Shares redeemed	(43,682,824)	(39,005,611)

Net increase in shares outstanding	50,983,956	48,062,505

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ■	PAGE	8

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

PAGE	9 ■ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain. At December 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the year ended December 31, 2006 and 2005 were characterized as follows for federal income tax purposes:

	2006	2005
Ordinary income	$952,202,374	$697,551,960
	($2.367 per share)	($1.941 per share)

Long-term capital gain	$2,745,651,984	$1,135,842,360
	($6.663 per share)	($3.094 per share)

At December 31, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$18,637,037,433
Unrealized depreciation	(88,047,771)

Net unrealized appreciation	18,548,989,662
Undistributed ordinary income	63,362,945
Undistributed long-term capital gain	417,429,031

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2006, purchases and sales of securities, other than short-term securities, aggregated $12,153,934,290 and $7,856,174,279, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the Fund beginning June 29, 2007. The impact to the Fund’s financial statements, if any, has not yet been determined.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

DODGE & COX STOCK FUND ■	PAGE	10

NOTES TO FINANCIAL STATEMENTS

NOTE 6—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the year ended December 31, 2006. Transactions during the year in securities of affiliated companies were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
Akzo Nobel NV ADR (Netherlands)	16,294,523	4,500	(3,491,800)	12,807,223	$16,566,335		$—	(c)
American Power Conversion Corp.	6,347,281	7,062,371	—	13,409,652	4,117,084		410,201,255
Avaya, Inc.	31,552,500	13,800	(471,376)	31,094,924	—	(b)	434,707,038
BMC Software, Inc.	15,440,000	5,500	(4,569,000)	10,876,500	—	(b)	350,223,300
Cardinal Health, Inc.	20,444,350	3,819,800		24,264,150	7,136,858		1,563,339,184
Computer Sciences Corp.	12,853,900	5,000	—	12,858,900	—	(b)	686,279,493
Compuware Corp.	19,297,600	15,000	—	19,312,600	—	(b)	160,873,958
Dillard's, Inc., Class A	5,161,600	—	(5,161,600)	—	138,245		—	(c)
Electronic Data Systems Corp.	34,697,300	14,000	—	34,711,300	6,940,860		956,296,315
Engelhard Corp.	8,265,600	—	(8,265,600)	—	991,872		—	(c)
Equity Office Properties Trust	23,332,200	9,000	(10,959,300)	12,381,900	13,512,046		—	(c)
Fluor Corp.	4,362,050	—	(4,362,050)	—	—		—	(c)
Genuine Parts Co.	8,926,300	5,000	—	8,931,300	12,053,880		423,611,559
HCA, Inc.	20,475,800	3,409,000	(23,884,800)	—	10,663,672		—	(c)
Health Management Associates, Inc.	—	15,303,200	—	15,303,200	2,262,024		323,050,552
Interpublic Group of Companies, Inc.	17,478,300	10,020,900	—	27,499,200	—	(b)	336,590,208
Nova Chemicals Corp. (Canada)	4,737,970	2,500	—	4,740,470	1,423,882		132,259,113
Thermo Fisher Scientific, Inc.	8,906,800	204,500	—	9,111,300	—	(b)	—	(c)
Union Pacific Corp.	14,815,250	305,400	—	15,120,650	17,901,540		1,391,402,213
Whirlpool Corp.	3,558,750	—	(3,558,750)	—	1,530,263		—	(c)
Xerox Corp.	64,118,600	27,000	(810,700)	63,334,900	—	(b)	1,073,526,555

					$95,238,561		$8,242,360,743

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the year

PAGE	11 ■ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$137.22	$130.22	$113.78	$ 88.05	$100.51
Income from investment operations:
Net investment income	2.15	1.68	1.54	1.60	1.53
Net realized and unrealized gain (loss)	23.12	10.36	20.08	26.59	(12.06)

Total from investment operations	25.27	12.04	21.62	28.19	(10.53)

Distributions to shareholders from:
Net investment income	(2.12)	(1.70)	(1.53)	(1.62)	(1.51)
Net realized gain	(6.91)	(3.34)	(3.65)	(0.84)	(0.42)

Total distributions	(9.03)	(5.04)	(5.18)	(2.46)	(1.93)

Net asset value, end of year	$153.46	$137.22	$130.22	$113.78	$ 88.05

Total return	18.54%	9.36%	19.16%	32.35%	(10.52)%
Ratios/supplemental data:
Net assets, end of year (millions)	$66,185	$52,184	$43,266	$29,437	$14,036
Ratios of expenses to average net assets	0.52%	0.52%	0.53%	0.54%	0.54%
Ratios of net investment income to average net assets	1.48%	1.29%	1.32%	1.72%	1.74%
Portfolio turnover rate	14%	12%	11%	8%	13%

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2007

DODGE & COX STOCK FUND ■	PAGE	12

SPECIAL 2006 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $1,007,797,883 of its distributions paid to shareholders in 2006 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 68% of its ordinary dividends (including short-term gains) paid to shareholders in 2006 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2006, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2007. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on November 28, 2006 and again on December 14, 2006 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the

PAGE	13 ■ DODGE & COX STOCK FUND

Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business to new accounts and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board considered that the performance of the Funds is the result of an investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more

DODGE & COX STOCK FUND ■	PAGE	14

extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced institutional separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that the considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), as a result of management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process and the avoidance of distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was

PAGE	15 ■ DODGE & COX STOCK FUND

paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public

Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX STOCK FUND ■	PAGE	16

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE	17 ■ DODGE & COX STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX STOCK FUND ■	PAGE	18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (54)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (52)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (Since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (66)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE	19 ■ DODGE & COX STOCK FUND

International

Stock Fund

ESTABLISHED 2001

Annual Report

December 31, 2006

2006

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/06 ISF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

It is not often one has the opportunity to recognize a colleague who has contributed to an organization for close to four decades, so we begin this year’s annual letter to shareholders with a warm farewell to Harry Hagey, who retired from Dodge & Cox on December 31, 2006. Harry joined Dodge & Cox 39 years ago as a security analyst, and served as the firm’s Chairman for the past 14 years and Chief Executive Officer between 1992 and 2005. He served as the firm’s fourth Chairman—the firm’s founder, E. Morris Cox, Peter Avenali and Joe Fee came before him. He also succeeded Peter Avenali as Chairman of the Dodge & Cox Funds.

Harry’s greatest legacy is the importance he placed on Dodge & Cox’s culture, specifically: strong ethics (i.e., placing our clients’ interests ahead of our own), the firm’s employee ownership structure, respect for each client and employee, and the absence of a marketing mindset. Harry ingrained these important tenets into all of us over his years here, and he helped develop our team of 59 investment professionals (who have an average tenure at the firm of 10 years), including our International Investment Policy Committee whose nine members now have an average tenure at Dodge & Cox of 17 years.

We greatly appreciate Harry’s leadership and many years of hard work on behalf of the firm and its clients. We will miss his warm personality and camaraderie, and we wish him well in his future endeavors. Effective January 1, 2007, John A. Gunn was appointed Chairman of the firm and of the Dodge & Cox Funds. John has been with Dodge & Cox since 1972, and also serves as the firm’s CEO.

2006 PERFORMANCE REVIEW

The Dodge & Cox International Stock Fund had a total return of 28.0% for the year ended December 31, 2006, compared to a total return of 26.4% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. At year end, the Fund had net assets of $30.9 billion and a cash position of 5.5%.

Capital markets across the world, with the exception of Japan, appreciated significantly during the year, fueled by strong earnings growth. Returns were assisted further by a weak U.S. dollar.

For the year, the International Stock Fund performed well on an absolute basis and relative to the MSCI EAFE. The following factors were major contributors to performance:

■

The Fund’s investments in the Energy sector averaged a total return of 38% compared to 17% for the MSCI EAFE Energy sector. Notable performers included Norsk Hydro and Petroleo Brasileiro, which both returned 51% during the year.

■

The Fund’s investments in the Industrials sector averaged a total return of 48% compared to 25% for the MSCI EAFE Industrials sector. Notable performers included Nexans (up 174%), Sulzer (up 117%) and Volvo (up 51%).

■

The Fund’s investments in Japan helped performance relative to the benchmark, averaging a total return of 11% compared to 6% for the MSCI EAFE Japan region. Notable performers included Honda (up 39%), Mediceo Paltac (up 32%) and Brother Industries (up 30%).

■	Investments in the emerging markets appreciated, with Latin America particularly strong (up 60%).

The Fund’s overweight position in Consumer Electronics and Information Technology, which were weak sectors of the market, detracted from performance relative to the benchmark. Notable underperformers included Hitachi (down 7%) and Seiko Epson (down 2%). Other weak performers were LG.Philips (down 30%) and Thomson (down 5%).

For the year ended December 31, 2006, changes in foreign currencies had a positive effect on the Fund’s performance. As a reminder, depreciation of the U.S. dollar generally increases returns from international investments, as those international investments appreciate in value in dollar terms. Appreciation of the U.S. dollar generally has the opposite effect.

THOUGHTS ON ASSET GROWTH

We thought it would be helpful to discuss how we approach investing in light of the rapid growth in assets and the number of new Fund shareholders. Since Dodge & Cox was founded more than 75 years ago, our mission has been to serve our current clients well. Neither

PAGE	1 ■ DODGE & COX INTERNATIONAL STOCK FUND

the pace of asset growth nor the size of the Fund has altered our approach to investing, characterized by:

■

A long-term investment horizon that allows us to look beyond short-term concerns and to think as part owners of the companies in which we invest. This framework forces us to focus on the risks and opportunities facing a company over the next three-to-five years. As the Fund grows in size, a one percentage point holding in the Fund, for example, is a larger percentage of that company than it once was. As a result, it may take us longer to build or liquidate a given position. However, as long-term investors, we have never relied on the ability to move quickly into or out of holdings as an ingredient of our strategy.

■

A valuation discipline that often leads us to research companies where market expectations of future earnings and cash flows are low. We have often found compelling investment opportunities created by overly pessimistic investors, especially in response to short-term developments.

■

An independent research effort that is the cornerstone of our approach. In our experience, market coverage can be fickle and very short term in nature. Often, research coverage declines when a company is most appealing to us. Our team of 20 global industry research analysts, evaluating individual investment opportunities, enables us to maintain a high-energy research effort regardless of market sentiment.

■

A team decision-making process that benefits from the collective judgment of the group. Team decision making helps us maintain our patience and persistence, especially when market sentiment turns against us. In addition, investment professionals typically spend their entire careers at Dodge & Cox, and we think the accumulation of investment experience and industry knowledge benefits the Fund’s shareholders.

Importantly, our approach has allowed us to accommodate the Fund’s rapid growth in an orderly way, and we remain confident in our ability to find attractive investment opportunities. The investment universe outside the United States is vast: over half of the world’s market capitalization is composed of companies domiciled abroad. The Fund invests primarily in medium-to-large capitalization international companies, which include roughly 3,000 companies comprising $20 trillion in market capitalization.

That said, the Fund’s shareholders can consider our track record in managing rapid growth. For example, we closed the Dodge & Cox Stock and Balanced Funds to new investors in 2004. By closing these funds preemptively we were able to allow current investors to continue to invest without impairing our ability to manage these Funds. We will continue our vigilance on this issue and, if necessary, be just as preemptive with the International Stock Fund.

IN CLOSING

Over the past 36 years, earnings growth and dividend yield have been the largest contributors to international equity returns. Recent returns have been powered largely by double-digit growth in earnings and currency gains.

We have repeatedly cautioned Fund shareholders that the high level of past returns is unlikely to be sustained going forward. Market valuations on a price-to-earnings basis appear reasonable, dividend yields are in-line with historic ranges, and currency changes remain difficult to forecast. Going forward, we believe earnings growth will be more in line with nominal GDP growth, as corporate profitability is already quite high compared to past levels. The combination of these factors suggests more modest returns going forward.

Thank you for your continued confidence in the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Vice President

February 9, 2007

Risks of International Investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	2

A Message from Former Chairman Harry Hagey

On October 1, 1967, I began my career at Dodge & Cox. At that time, Dodge & Cox was a small independent regional investment counseling firm working with individuals, pension funds and endowment funds. In addition, the firm managed two small no-load mutual funds: the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund. After 39 wonderful years at this firm, I am now retiring. I want to take this opportunity to first thank you, our mutual fund shareholders for the trust you have placed in our firm over the years; second, to thank all of my associates with whom I have had the pleasure of working; and finally, to provide you with my thoughts on the current status of the firm and my optimistic outlook for its future.

Let me summarize what I think are the key components that make Dodge & Cox a successful money management firm. First and most importantly, ethical considerations are paramount. We have an excellent reputation, and we work hard to maintain it. When making decisions about how we manage our firm, we always start by asking what is in the best interests of our current clients.

Second, we are in the single business of providing continuous high quality investment management service to our existing clients and shareholders. We decided a long time ago that we are not in business to provide a series of financial products to the investment marketplace. Through a team-oriented, long-term approach, our investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long term. Over the years, I have often reminded my associates that there are literally millions of individuals counting on us.

A third important ingredient is our employees. We insist on a respect for each individual employee as well as for the entire firm. We work within a collegial environment with the goal of having all of our people think as owners, not just as employees. Our working environment has led to low employee turnover, which in turn, has created stability and continuity over the years.

Finally, with regard to the firm, probably the most important characteristic is our independence. We only report to the Fund’s shareholders, our clients and to ourselves. Ownership of Dodge & Cox is limited to the firm’s active employees, thus I have sold my interest in Dodge & Cox back to the firm (at book value) so my shares will now be available to those coming after me.

As for the future of Dodge & Cox, I am extremely optimistic. We have a deep and talented investment team across the board: domestic equity, international equity and fixed-income. I leave Dodge & Cox today as strong as it has ever been in our 76-year history. I have complete confidence that John Gunn, Ken Olivier, Dana Emery and others will act as responsible stewards of the firm’s unique culture.

On a personal note, the only investment options in the Dodge & Cox retirement plan are the Dodge & Cox Funds, so my own retirement assets have benefited from the Funds’ past results. I look forward to continuing on as a long-term shareholder of the Dodge & Cox Funds.

Thanks again for the confidence you have placed in our firm over the years.

Sincerely,

Harry R. Hagey

PAGE	3 ■ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION FOR AN INVESTMENT MADE ON APRIL 30, 2001 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING DECEMBER 31, 2006

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*  Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

	1 Year	3 Years	5 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	28.00%	25.56%	20.77	%*	16.60	%*
MSCI EAFE	26.35	19.93	14.98		9.93

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period†
Based on Actual Fund Return	$1,000.00	$1,150.90	$3.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.90	3.34
†	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	4

FUND INFORMATION December 31, 2006

GENERAL INFORMATION

Net Asset Value Per Share	$43.66
Total Net Assets (billions)	$30.9
2006 Expense Ratio	0.66%
2006 Portfolio Turnover Rate	9%
30-Day SEC Yield(a)	1.37%
Fund Inception Date	May 1, 2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 17 years.

PORTFOLIO CHARACTERISTICS	FUND	MSCI EAFE
Number of Stocks	82	1,164
Median Market Capitalization (billions)	$15	$6
Weighted Average Market Capitalization (billions)	$57	$58
Price-to-Earnings Ratio(b)	13.9x	14.2x
Countries Represented	21	22
Emerging Markets (Brazil, Israel, Mexico, South Africa, South Korea, Thailand, Turkey)	14.9%	0.0%

TEN LARGEST HOLDINGS(c)
Sanofi-Aventis (France)	3.3%
Hitachi, Ltd. (Japan)	2.5
Credit Suisse Group (Switzerland)	2.5
News Corp. Class A (United States)	2.4
Matsushita Electric Industrial Co., Ltd. (Japan)	2.4
HSBC Holdings PLC (United Kingdom)	2.3
Nokia Oyj (Finland)	2.2
Tesco PLC (United Kingdom)	2.2
Infineon Technologies AG (Germany)	2.2
Royal Bank of Scotland Group PLC (United Kingdom)	2.1

ASSET ALLOCATION

REGION DIVERSIFICATION	FUND	MSCI EAFE
Europe (excluding United Kingdom)	34.7%	45.3%
Japan	20.5	22.6
United Kingdom	15.7	23.7
Latin America	7.8	0.0
Pacific (excluding Japan)	7.3	8.4
United States	4.3	0.0
Africa	1.8	0.0
Canada	1.4	0.0
Middle East	1.0	0.0

SECTOR DIVERSIFICATION	FUND	MSCI EAFE
Financials	21.5%	29.9%
Consumer Discretionary	14.3	11.9
Information Technology	12.3	5.6
Materials	11.9	8.4
Energy	8.6	7.2
Industrials	8.1	11.1
Consumer Staples	7.5	7.8
Health Care	6.1	7.0
Telecommunication Services	3.5	5.5
Utilities	0.7	5.6

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward consensus earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

PAGE	5 ■ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2006

COMMON STOCKS: 91.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.3%
AUTOMOBILES & COMPONENTS: 1.9%
Honda Motor Co., Ltd. ADR(b) (Japan)	15,230,800	$602,225,832

CONSUMER DURABLES & APPAREL: 8.4%
Consorcio Ara SA de CV(c) (Mexico)	22,105,000	150,395,029
Corporacion Geo SA de CV, Series B(a),(c) (Mexico)	42,105,400	210,858,293
Koninklijke Philips Electronics NV (Netherlands)	7,375,000	278,139,508
Matsushita Electric Industrial Co., Ltd. (Japan)	37,291,000	744,221,882
Sony Corp. (Japan)	13,737,600	588,729,549
Thomson(c) (France)	15,784,838	308,592,669
Yamaha Corp.(c) (Japan)	14,851,000	314,478,552

		2,595,415,482
MEDIA: 4.0%
Grupo Televisa SA de CV ADR(b) (Mexico)	17,731,720	478,933,757
News Corp., Class A (United States)	34,773,192	746,928,164

		1,225,861,921

		4,423,503,235
CONSUMER STAPLES: 7.0%
FOOD & STAPLES RETAILING: 2.1%
Tesco PLC (United Kingdom)	84,365,379	668,183,382

FOOD, BEVERAGE & TOBACCO: 4.2%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	763,645	23,602,592
Cott Corp.(a),(b),(c) (Canada)	3,830,800	54,818,748
Fomento Economico Mexicano SA de CV ADR(b) (Mexico)	2,714,058	314,179,354
Nestle SA (Switzerland)	1,461,000	519,173,574
Tiger Brands, Ltd. (South Africa)	7,552,043	184,137,077
Unilever NV(b) (Netherlands)	7,451,700	203,058,825

		1,298,970,170
HOUSEHOLD & PERSONAL PRODUCTS: 0.7%
Aderans Co., Ltd.(c) (Japan)	3,005,100	74,619,306
Avon Products, Inc. (United States)	4,150,000	137,116,000

		211,735,306

		2,178,888,858

	SHARES	VALUE
ENERGY: 6.7%
Norsk Hydro ASA ADR(b) (Norway)	14,710,500	$451,171,035
Royal Dutch Shell PLC ADR(b) (United Kingdom)	8,368,400	592,399,036
Schlumberger, Ltd. (United States)	7,083,000	447,362,280
Total SA (France)	8,102,000	584,484,263

		2,075,416,614
FINANCIALS: 20.8%
BANKS: 14.1%
DBS Group Holdings, Ltd. (Singapore)	29,042,000	427,937,539
Grupo Financiero Banorte SA (Mexico)	43,834,600	171,394,382
HSBC Holdings PLC (United Kingdom)	39,699,200	723,676,248
Kasikornbank PCL Foreign (Thailand)	65,756,700	115,932,123
Kasikornbank PCL NVDR (Thailand)	60,787,500	105,456,453
Kookmin Bank ADR(b) (South Korea)	5,158,700	415,997,568
Mitsubishi UFJ Financial Group ADR(b) (Japan)	49,166,500	612,122,925
Royal Bank of Scotland Group PLC (United Kingdom)	16,800,972	655,623,617
Shinsei Bank, Ltd.(c) (Japan)	74,153,000	436,175,791
Standard Bank Group, Ltd. (South Africa)	26,964,776	363,336,731
Standard Chartered PLC (United Kingdom)	11,155,000	325,875,177

		4,353,528,554
DIVERSIFIED FINANCIALS: 2.5%
Credit Suisse Group (Switzerland)	10,915,000	763,646,902

INSURANCE: 4.2%
Aegon NV (Netherlands)	13,823,868	263,503,986
Converium Holdings AG(c) (Switzerland)	8,918,646	119,671,614
Standard Life PLC(a) (United Kingdom)	13,925,343	80,638,704
Swiss Life Holding (Switzerland)	1,100,000	275,564,218
Swiss Reinsurance (Switzerland)	6,715,795	570,994,142

		1,310,372,664

		6,427,548,120

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	6

PORTFOLIO OF INVESTMENTS	December 31, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 6.1%
HEALTH CARE EQUIPMENT & SERVICES: 0.8%
Mediceo Paltac Holdings Co., Ltd.(c) (Japan)	13,559,700	$256,939,822

PHARMACEUTICALS & BIOTECHNOLOGY: 5.3%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	11,717,200	618,199,472
Sanofi-Aventis (France)	10,930,500	1,009,295,100

		1,627,494,572

		1,884,434,394
INDUSTRIALS: 8.1%
CAPITAL GOODS: 3.8%
Nexans SA(c) (France)	1,866,440	238,988,049
Sulzer AG(c) (Switzerland)	10,600	12,065,819
Toto, Ltd.(c) (Japan)	28,657,000	287,039,570
Volvo AB, Series B (Sweden)	8,411,600	579,330,758
Wienerberger AG (Austria)	1,206,362	71,660,623

		1,189,084,819
TRANSPORTATION: 4.3%
Central Japan Railway Co. (Japan)	51,050	527,637,494
Nippon Yusen Kabushiki Kaisha (Japan)	46,143,000	337,333,809
TNT NV (Netherlands)	10,775,249	463,413,640

		1,328,384,943

		2,517,469,762
INFORMATION TECHNOLOGY: 12.3%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.2%
Infineon Technologies AG(a),(c) (Germany)	47,027,800	663,004,281

TECHNOLOGY, HARDWARE & EQUIPMENT: 10.1%
Brother Industries, Ltd.(c) (Japan)	19,244,000	260,510,768
Canon, Inc. (Japan)	2,222,000	125,098,945
Epcos AG(a),(c) (Germany)	5,828,100	116,554,768
Hitachi, Ltd. (Japan)	123,818,000	772,009,210
Kyocera Corp. (Japan)	663,300	62,537,087
LG.Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	20,103,200	302,955,224
Nokia Oyj (Finland)	33,512,500	684,807,015
Nortel Networks Corp.(a),(b) (Canada)	12,746,827	340,722,686
Oce NV(c) (Netherlands)	8,018,524	131,146,335
Seiko Epson Corp.(c) (Japan)	13,406,900	326,145,754

		3,122,487,792

		3,785,492,073

	SHARES	VALUE
MATERIALS: 11.9%
Akzo Nobel NV (Netherlands)	3,936,100	$240,100,193
Arkema(a),(c) (France)	3,400,263	174,737,988
BASF AG (Germany)	5,360,400	522,562,349
Bayer AG (Germany)	7,577,000	406,682,120
BHP Billiton, Ltd. (Australia)	3,785,078	75,590,117
Cemex SAB de CV ADR(b) (Mexico)	4,250,000	143,990,000
Imperial Chemical Industries PLC (United Kingdom)	45,795,762	405,300,003
Lafarge SA (France)	3,321,025	494,067,718
Lanxess AG(a) (Germany)	4,092,359	229,482,013
Makhteshim-Agan Industries, Ltd.(c) (Israel)	29,459,809	167,183,543
Nova Chemicals Corp. (Canada)	1,587,900	44,253,955
Rinker Group, Ltd. (Australia)	31,118,565	443,370,129
Yara International ASA (Norway)	14,268,710	324,382,481

		3,671,702,609
TELECOMMUNICATION SERVICES: 3.5%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	88,500,000	143,615,658
KT Corp. ADR(b) (South Korea)	14,958,400	379,195,440
Vodafone Group PLC ADR(b) (United Kingdom)	20,396,562	566,616,493

		1,089,427,591
UTILITIES: 0.7%
Centrica PLC (United Kingdom)	30,061,936	208,663,298

		208,663,298

TOTAL COMMON STOCKS (Cost $22,475,844,237)		28,262,546,554

PREFERRED STOCKS: 3.1%
CONSUMER STAPLES: 0.5%
FOOD & STAPLES RETAILING: 0.5%
Sadia SA ADR(b) (Brazil)	4,372,900	149,072,161

		149,072,161
ENERGY: 1.9%
Petroleo Brasileiro SA ADR(b) (Brazil)	4,626,000	429,107,760
Ultrapar Participacoes SA ADR(b) (Brazil)	6,819,785	156,855,055

		585,962,815
FINANCIALS: 0.7%
BANKS: 0.7%
Uniao de Bancos Brasileiros SA GDR(b) (Brazil)	2,316,500	215,341,840

		215,341,840

TOTAL PREFERRED STOCKS (Cost $453,625,770)		950,376,816

PAGE	7 ■ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2006

SHORT-TERM INVESTMENTS: 5.0%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$29,847,769	$29,847,769
State Street Repurchase Agreement 4.40%, 1/2/07, maturity value $1,229,107,603 (collateralized by U.S. Treasury Securities, value $1,253,086,423, 3.50%-8.875%, 8/15/09-8/15/25)	1,228,507,000	1,228,507,000
U.S. Treasury Bills
1/11/07	100,000,000	99,867,917
1/18/07	100,000,000	99,775,695
2/1/07	75,000,000	74,697,750

TOTAL SHORT-TERM INVESTMENTS (Cost $1,532,696,131)		1,532,696,131

TOTAL INVESTMENTS (Cost $24,462,166,138)	99.5%	30,745,619,501
OTHER ASSETS, LESS LIABILITIES	0.5%	153,718,122

TOTAL NET ASSETS	100.0%	$30,899,337,623

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. Dollars
(c)	See Note 6 regarding holdings of 5% voting securities

ADR: American Depository Receipt

GDR: Global Depository Receipt

NVDR: Non Voting Depository Receipt

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
ASSETS:
Investments, at value
Unaffiliated issuers (cost $21,059,126,256)	$26,453,758,621
Affiliated issuers (cost $3,403,039,882)	4,291,860,880

30,745,619,501
Cash denominated in foreign currency (cost $38)	38
Receivable for investments sold	19,766,958
Receivable for Fund shares sold	192,388,440
Dividends and interest receivable	70,013,283
Prepaid expenses and other assets	97,972

31,027,886,192

LIABILITIES:
Payable for investments purchased	78,635,248
Payable for Fund shares redeemed	31,640,840
Management fees payable	15,273,151
Accrued foreign capital gain tax	629,493
Accrued expenses	2,369,837

128,548,569

NET ASSETS	$30,899,337,623

NET ASSETS CONSIST OF:
Paid in capital	$24,406,485,445
Undistributed net investment income	10,334,196
Undistributed net realized gain on investments	199,754,271
Net unrealized appreciation on investments (net of accrued foreign capital gain tax of $629,493)	6,282,763,711

$30,899,337,623

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	707,780,171
Net asset value per share	$43.66

STATEMENT OF OPERATIONS
Year Ended December 31, 2006
INVESTMENT INCOME:
Dividends (net of foreign taxes of $41,190,428)
Unaffiliated issuers	$442,776,897
Affiliated issuers	41,065,703
Interest	52,437,415

536,280,015

EXPENSES:
Management fees	129,669,391
Custody and fund accounting fees	4,744,988
Transfer agent fees	5,301,873
Professional services	102,818
Shareholder reports	1,491,491
Registration fees	1,011,899
Trustees’ fees	167,500
Miscellaneous	75,357

142,565,317

NET INVESTMENT INCOME	393,714,698

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain
Investments in unaffiliated issuers	365,254,644
Investments in affiliated issuers	227,899,801
Foreign currency transactions	1,159,451
Net change in unrealized appreciation (including net decrease in accrued foreign capital gain tax of $2,557,501)	4,368,035,130

Net realized and unrealized gain	4,962,349,026

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,356,063,724

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS:
Net investment income	$393,714,698	$130,392,600
Net realized gain	594,313,896	168,969,892
Net change in unrealized appreciation	4,368,035,130	1,234,968,504

Net increase in net assets from operations	5,356,063,724	1,534,330,996

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(385,150,238)	(132,300,734)
Net realized gain	(422,290,813)	(142,355,951)

Total distributions	(807,441,051)	(274,656,685)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	14,647,193,582	8,778,424,267
Reinvestment of distributions	724,233,070	246,458,696
Cost of shares redeemed	(2,377,956,549)	(1,130,242,133)

Net increase from Fund share transactions	12,993,470,103	7,894,640,830

Total increase in net assets	17,542,092,776	9,154,315,141

NET ASSETS:
Beginning of year	13,357,244,847	4,202,929,706

End of year (including undistributed net investment income of $10,334,196 and $1,769,736, respectively)	$30,899,337,623	$13,357,244,847

SHARE INFORMATION:
Shares sold	370,106,951	272,160,308
Distributions reinvested	16,603,234	7,035,645
Shares redeemed	(60,274,819)	(35,007,666)

Net increase in shares outstanding	326,435,366	244,188,287

PAGE	9 ■ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Foreign currency translation The Fund’s accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange at the end of each business day. Purchases and sales of securities, income receipts, and expenses are translated into U.S. dollars at the exchange rate in effect on the transaction date. Realized foreign currency gains and losses may arise from sales and maturities of foreign currency contracts, sales of foreign currencies, the difference between the amount of

DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	10

NOTES TO FINANCIAL STATEMENTS

net investment income accrued and the U.S. dollar amount actually received, and from currency gains and losses between trade and settlement date on security transactions. The effects of exchange rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

Foreign currency contracts When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the

Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized

PAGE	11 ■ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and foreign currency realized gain (loss). At December 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the year ended December 31, 2006 and 2005 were characterized as follows for federal income tax purposes:

	2006	2005
Ordinary income	$485,133,441	$145,983,315
	($0.709 per share)	($0.394 per share)

Long-term capital gain	$322,307,610	$128,673,370
	($0.471 per share)	($0.347 per share)

At December 31, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$6,491,750,888
Unrealized depreciation	(208,987,177)

Net unrealized appreciation	6,282,763,711
Undistributed ordinary income	14,690,244
Undistributed long-term capital gain	196,527,931
Deferred loss*	(1,129,708)

*	Represents net realized loss incurred between November 1, 2006 and December 31, 2006. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2007.

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2006, purchases and sales of securities, other than short-term securities, aggregated $13,527,736,922 and $1,791,832,792, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the Fund beginning June 29, 2007. The impact to the Fund’s financial statements, if any, has not yet been determined.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	12

NOTES TO FINANCIAL STATEMENTS

NOTE 6—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the year ended December 31, 2006. Transactions during the year in securities of affiliated companies were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
Aderans Co., Ltd. (Japan)	2,733,200	271,900	—	3,005,100	$1,019,683		$74,619,306
Arkema (France)	—	3,400,263	—	3,400,263	—	(b)	$174,737,988
Brother Industries, Ltd. (Japan)	19,244,000	—	—	19,244,000	2,141,882		260,510,768
Consorcio Ara SA de CV (Mexico)	20,679,800	1,425,200	—	22,105,000	7,163,631		150,395,029
Converium Holdings AG (Switzerland)	8,918,646	—	—	8,918,646	594,787		119,671,614
Corporacion Geo SA de CV, Series B (Mexico)	42,105,400	—	—	42,105,400	—	(b)	210,858,293
Cott Corp. (Canada)	—	4,285,100	(454,300)	3,830,800	—	(b)	54,818,748
Elior (France)	6,958,147	1,307,812	(8,265,959)	—	1,271,406		—	(c)
Epcos AG (Germany)	2,796,500	3,031,600	—	5,828,100	—	(b)	116,554,768
Infineon Technologies AG (Germany)	20,500,000	26,527,800	—	47,027,800	—	(b)	663,004,281
Makhteshim-Agan Industries, Ltd. (Israel)	19,300,000	10,159,809	—	29,459,809	3,023,794		167,183,543
Mediceo Paltac Holdings Co., Ltd. (Japan)	8,459,700	5,100,000		13,559,700	1,156,101		256,939,822
Nexans SA (France)	1,616,440	250,000	—	1,866,440	1,853,699		238,988,049
Oce NV (Netherlands)	6,718,524	1,300,000	—	8,018,524	4,491,827		131,146,335
Seiko Epson Corp. (Japan)	9,254,100	4,173,100	(20,300)	13,406,900	3,276,203		326,145,754
Shinsei Bank, Ltd. (Japan)	46,715,000	27,438,000		74,153,000	1,557,633		436,175,791
Sulzer AG (Switzerland)	290,121	—	(279,521)	10,600	2,708,752		—	(c)
Thomson (France)	8,240,015	7,544,823	—	15,784,838	5,305,021		308,592,669
Toto, Ltd. (Japan)	15,654,000	13,003,000	—	28,657,000	2,835,180		287,039,570
Yamaha Corp. (Japan)	10,576,000	8,275,000	(4,000,000)	14,851,000	2,666,104		314,478,552

					$41,065,703		$4,291,860,880

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the year

PAGE	13 ■ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$35.03	$30.64	$23.48	$15.81	$18.42
Income from investment operations:
Net investment income	0.57	0.33	0.26	0.14	0.13
Net realized and unrealized gain (loss)	9.24	4.80	7.36	7.67	(2.55)

Total from investment operations	9.81	5.13	7.62	7.81	(2.42)

Distributions to shareholders from:
Net investment income	(0.56)	(0.35)	(0.24)	(0.14)	(0.13)
Net realized gain	(0.62)	(0.39)	(0.22)	—	(0.06)

Total distributions	(1.18)	(0.74)	(0.46)	(0.14)	(0.19)

Net asset value, end of year	$43.66	$35.03	$30.64	$23.48	$15.81

Total return	28.00%	16.74%	32.46%	49.42%†	(13.11)%†
Ratios/supplemental data:
Net assets, end of year (millions)	$30,899	$13,357	$4,203	$655	$117
Ratios of expenses to average net assets	0.66%	0.70%	0.77%	0.82%	0.90%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.66%	0.70%	0.77%	0.84%	1.03%
Ratios of net investment income to average net assets	1.82%	1.54%	1.90%	1.53%	1.30%
Portfolio turnover rate	9%	7%	6%	11%	12%
†	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2007

DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	14

SPECIAL 2006 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2006, the Fund has elected to pass through to shareholders foreign source income of $516,434,362 and foreign taxes paid of $41,190,428.

The Fund designates up to a maximum of $511,642,531 of its distributions paid to shareholders in 2006 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 1% of its ordinary dividends (including short-term gains) paid to shareholders in 2006 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2006, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2007. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The

Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on November 28, 2006 and again on December 14, 2006 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

PAGE	15 ■ DODGE & COX INTERNATIONAL STOCK FUND

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business to new accounts and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board considered that the performance of the Funds is the result of an investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds

DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	16

are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced institutional separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by

Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that the considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), as a result of management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process and the avoidance of distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to

PAGE	17 ■ DODGE & COX INTERNATIONAL STOCK FUND

the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND’S HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and

N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INTERNATIONAL STOCK FUND ■	PAGE	18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (54)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (52)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (Since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (66)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE	19 ■ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

ESTABLISHED 1931

(Closed to New Investors)

Annual Report

December 31, 2006

2006

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/06 BF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

It is not often one has the opportunity to recognize a colleague who has contributed to an organization for close to four decades, so we begin this year’s annual letter to shareholders with a warm farewell to Harry Hagey, who retired from Dodge & Cox on December 31, 2006. Harry joined Dodge & Cox 39 years ago as a security analyst, and served as the firm’s Chairman for the past 14 years and Chief Executive Officer between 1992 and 2005. He served as the firm’s fourth Chairman—the firm’s founder, E. Morris Cox, Peter Avenali and Joe Fee preceded him. He also succeeded Peter Avenali as Chairman of the Dodge & Cox Funds.

Harry’s greatest legacy is the importance he placed on Dodge & Cox’s culture, specifically: strong ethics (i.e., placing our clients’ interests ahead of our own), the firm’s employee ownership structure, respect for each client and employee, and the absence of a marketing mindset. Harry ingrained these important tenets into all of us over his years here, and he helped develop our team of 59 investment professionals (who have an average tenure at the firm of 10 years), including our expanded Investment Policy Committee, which oversees the Balanced Fund and whose twelve members now have an average tenure at Dodge & Cox of 20 years.

We greatly appreciate Harry’s leadership and many years of hard work on behalf of the firm and its clients. We will miss his warm personality and camaraderie, and we wish him well in his future endeavors. Effective January 1, 2007, John Gunn was appointed Chairman of the firm and of the Dodge & Cox Funds. John has been with Dodge & Cox since 1972, and also serves as the firm’s CEO.

2006 PERFORMANCE REVIEW

We are pleased to report that 2006 was the eighth consecutive year in which the Balanced Fund outperformed the Combined Index1. The Fund returned 13.8% in 2006 compared to 11.1% for the Combined Index. At year end, the Fund’s net assets of $27.5 billion were invested in 64.2% stocks, 30.7% fixed-income securities and 5.1% cash equivalents.

The Fund’s strong performance relative to the Combined Index in 2006 was driven by both the equity and fixed-income portfolios. The equity portfolio’s total return exceeded that of the Standard & Poor’s 500 Index (S&P 500). Specifically, the equity portfolio’s Consumer Discretionary stocks (up 28%) outpaced those in the S&P 500 (up 17%). The portfolio also had a higher weighting than the market in this sector which enhanced returns. Comcast (up 63%), the portfolio’s largest holding, made the largest single contribution to return. The portfolio’s Information Technology stocks (up 22%) also outpaced their S&P 500 counterparts (up 9%). Detractors from the equity portfolio’s performance relative to the S&P 500 included three of its Japanese technology-related holdings: Sony (up 6%), Matsushita (up 5%) and Hitachi (down 6%). Capital One Financial (down 11%) was the portfolio’s single largest detractor for the year.

With regards to the fixed-income portfolio, the primary sources of its outperformance of the Lehman Brothers Aggregate Bond Index (LBAG) in 2006 included: 1) strong performance from investments in Ford Motor Credit, GMAC, and Xerox (offset somewhat by weak performance from HCA); 2) the portfolio’s shorter-than-benchmark duration2; 3) strong performance from the portfolio’s mortgage-backed securities (MBS); and 4) the portfolio’s overweight positions in the Corporate and MBS sectors, which outperformed comparable Treasuries.

As always, we manage the Fund using a three-to-five year investment horizon, and encourage shareholders to focus on this longer time period.

INVESTMENT STRATEGY

With regards to equity strategy, technological innovation and the spread of free market economic principles are facilitating the continued integration of the global economy and rapid expansion of the developing world. Integration and growth in the global economy have had a profound impact on the companies in our investment universe, and consequently on how we conduct research at Dodge & Cox. For instance, 38 of the equity portfolio’s U.S.-domiciled companies (which represent 47% of the equity portfolio) have at least 25% of their sales coming from overseas. Additionally, another 17% of the equity portfolio is invested in 18 companies that are based outside the U.S. We have been expanding our research

PAGE	1 ■ DODGE & COX BALANCED FUND

effort over the past ten years to include a global perspective. In fact, the decision to start our International Stock Fund in 2001 was made in part to improve our overall research effort for the benefit of our current clients. Each of our 20 research analysts take a global view when covering their industries, and is responsible for making investment recommendations to the teams managing all four of the Dodge & Cox Funds.

With regards to the fixed-income portfolio, the low level of nominal interest rates seems to incorporate expectations for slowing inflation. Over the intermediate term, we expect continued U.S. economic growth given the health of the corporate sector, tight labor markets, rising incomes and other influences. Against this backdrop, we believe that headline inflation, despite recent declines due to receding energy prices, is unlikely to decline further, and core inflation (excluding food and energy) is likely to remain above the Federal Reserve’s comfort zone. Furthermore, nominal rates on U.S. Treasuries from 2-30 years lie within approximately 5 basis points (1 basis point equals  1/100 of 1%) of 4.75%, offering quite modest return possibilities at all maturity points (particularly among longer-duration securities) after factoring in our expectations for inflation. As such, we have maintained the portfolio’s shorter relative duration positioning (3.8 years versus 4.5 years for the LBAG as of year end). As always, we seek ways to add to the portfolio’s yield and total return potential through our in-depth security-specific research efforts.

LOOKING FORWARD

While we remain optimistic about the long-term prospects for the world economy and confident in our ability to continue to implement our investment approach, the past seven years (roughly since the peak of the technology-led market bubble) have been exceptional for the Balanced Fund compared to the Combined Index. Since the end of 1999, the Fund has returned an annualized 11.2% per year compared to 3.5% for the Combined Index. This outperformance was fueled primarily by the Fund’s equity portfolio, which provided an average annualized return of close to 13% since the end of 1999, compared to 1.1% per year for the S&P 500. Over this time period, what were lower valuation stocks (primarily in the Industrial, Materials and Energy sectors) have significantly outperformed what turned out to be overvalued stocks (primarily in the Information Technology, Media, Telecommunications and Health Care sectors). Today, with valuations across all sectors of the market much more homogeneous, the possibility of the equity portfolio outperforming the S&P 500 by such a wide margin going forward is remote. Indeed, outperforming the S&P 500 at all given this valuation landscape will be a formidable challenge. Moreover, we would like to remind shareholders that equity returns have historically been volatile; stock prices go up and down, and investors could lose money.

Historical volatility in the equity markets supports a balanced approach to investing. For instance, in 2002 (the last year U.S. equity returns were negative) the S&P 500 returned -22% and the Balanced Fund’s equity portfolio returned -10%. The Balanced Fund, however, lost only 3% of its value because its fixed-income portfolio that year returned over 11%. With bonds now yielding around 5%, our expectations for fixed-income returns today are more modest. At the same time, we continue to believe fixed-income securities play a vital role in capital preservation and income generation.

DODGE & COX BALANCED FUND ■	PAGE	2

Finally, because we do not believe it is possible to consistently time such divergences in asset class returns, we do not change the Fund’s asset allocation between stocks, bonds and cash dramatically year-to-year, let alone quarter-to-quarter. The Fund’s current asset allocation of 64.2% in stocks and 35.8% in bonds and cash reflects our belief that the outlook for stocks over the next three-to-five years is potentially more attractive than the outlook for fixed-income securities. Regardless of what happens in the near term, our team at Dodge & Cox will continue to focus on our three-to-five year investment horizon and work hard to uncover attractive opportunities.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

February 9, 2007

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.

[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 1996

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2006

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	13.84%	10.68%	11.79%	12.47%
Combined Index	11.11	5.98	7.88	10.30
S&P 500	15.79	6.18	8.42	11.80
Lehman Brothers Aggregate Bond Index (LBAG)	4.33	5.06	6.24	7.35

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

PAGE	3 ■ DODGE & COX BALANCED FUND

A Message from Former Chairman Harry Hagey

On October 1, 1967, I began my career at Dodge & Cox. At that time, Dodge & Cox was a small independent regional investment counseling firm working with individuals, pension funds and endowment funds. In addition, the firm managed two small no-load mutual funds: the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund. After 39 wonderful years at this firm, I am now retiring. I want to take this opportunity to first thank you, our mutual fund shareholders for the trust you have placed in our firm over the years; second, to thank all of my associates with whom I have had the pleasure of working; and finally, to provide you with my thoughts on the current status of the firm and my optimistic outlook for its future.

Let me summarize what I think are the key components that make Dodge & Cox a successful money management firm. First and most importantly, ethical considerations are paramount. We have an excellent reputation, and we work hard to maintain it. When making decisions about how we manage our firm, we always start by asking what is in the best interests of our current clients.

Second, we are in the single business of providing continuous high quality investment management service to our existing clients and shareholders. We decided a long time ago that we are not in business to provide a series of financial products to the investment marketplace. Through a team-oriented, long-term approach, our investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long term. Over the years, I have often reminded my associates that there are literally millions of individuals counting on us.

A third important ingredient is our employees. We insist on a respect for each individual employee as well as for the entire firm. We work within a collegial environment with the goal of having all of our people think as owners, not just as employees. Our working environment has led to low employee turnover, which in turn, has created stability and continuity over the years.

Finally, with regard to the firm, probably the most important characteristic is our independence. We only report to the Fund’s shareholders, our clients and to ourselves. Ownership of Dodge & Cox is limited to the firm’s active employees, thus I have sold my interest in Dodge & Cox back to the firm (at book value) so my shares will now be available to those coming after me.

As for the future of Dodge & Cox, I am extremely optimistic. We have a deep and talented investment team across the board: domestic equity, international equity and fixed-income. I leave Dodge & Cox today as strong as it has ever been in our 76-year history. I have complete confidence that John Gunn, Ken Olivier, Dana Emery and others will act as responsible stewards of the firm’s unique culture.

On a personal note, the only investment options in the Dodge & Cox retirement plan are the Dodge & Cox Funds, so my own retirement assets have benefited from the Funds’ past results. I look forward to continuing on as a long-term shareholder of the Dodge & Cox Funds.

Thanks again for the confidence you have placed in our firm over the years.

Sincerely,

Harry R. Hagey

DODGE & COX BALANCED FUND ■	PAGE	4

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,093.90	$2.73
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.60	2.63
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE	5 ■ DODGE & COX BALANCED FUND

FUND INFORMATION	December 31, 2006

GENERAL INFORMATION
Net Asset Value Per Share	$87.08
Total Net Assets (billions)	$27.5
30-Day SEC Yield(a)	2.53%
2006 Expense Ratio	0.52%
2006 Portfolio Turnover Rate	20%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 21 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 17 years.

STOCK PORTFOLIO (64.2% OF FUND)
Number of Stocks	85
Median Market Capitalization (billions)	$26
Price-to-Earnings Ratio(b)	15.4x
Foreign Stocks(c) (% of Fund)	11.3%

FIVE LARGEST SECTORS
Consumer Discretionary	14.9%
Information Technology	9.9
Health Care	9.7
Financials	9.5
Energy	6.1

FIXED-INCOME PORTFOLIO (30.7% OF FUND)
Number of Fixed-Income Securities	310
Average Maturity	6.1 years
Effective Duration	3.8 years

CREDIT QUALITY(e)
U.S. Government & Government Related	20.0%
Aaa	0.0	(f)
Aa	0.9
A	1.8
Baa	4.6
Ba	1.6
B	1.1
Caa	0.7

Average Quality	Aa

ASSET ALLOCATION

TEN LARGEST STOCK HOLDINGS(d)
Comcast Corp. Class A	2.6%
Hewlett-Packard Co.	2.4
News Corp. Class A	2.0
Pfizer, Inc.	1.8
Chevron Corp.	1.8
Time Warner, Inc.	1.8
Wachovia Corp.	1.8
McDonald’s Corp.	1.8
Wal-Mart Stores, Inc.	1.7
Sanofi-Aventis ADR (France)	1.7

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	6.0%
Mortgage-Related Securities	14.1
Corporate	10.6

FIVE LARGEST CORPORATE FIXED-INCOME ISSUERS(d)
Ford Motor Credit Co.	0.9%
Time Warner, Inc. (AOL Time Warner)	0.7
GMAC, LLC	0.7
HCA, Inc.	0.6
Xerox Corp.	0.6

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward consensus earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(e)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. The LBAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the LBAG methodology, the Fund’s average credit quality would be AA. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Rounds to 0.0%.

DODGE & COX BALANCED FUND ■	PAGE	6

PORTFOLIO OF INVESTMENTS	December 31, 2006

COMMON STOCKS: 64.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.9%
AUTOMOBILES & COMPONENTS: 0.4%
Honda Motor Co., Ltd. ADR(b) (Japan)	2,863,300	$113,214,882

CONSUMER DURABLES & APPAREL: 3.8%
Koninklijke Philips Electronics NV(b) (Netherlands)	2,400,000	90,192,000
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	18,808,200	377,856,738
Nike, Inc., Class B	1,007,000	99,723,210
Sony Corp. ADR(b) (Japan)	10,493,600	449,440,888
Thomson ADR(b) (France)	1,900,000	37,088,000

		1,054,300,836
CONSUMER SERVICES: 1.8%
McDonald’s Corp.	10,869,850	481,860,450

MEDIA: 7.2%
Comcast Corp., Class A(a)	16,681,716	706,137,038
EchoStar Communications Corp.(a)	2,345,365	89,194,231
Interpublic Group of Companies, Inc.(a)	6,817,000	83,440,080
Liberty Capital, Series A(a)	683,129	66,932,980
News Corp., Class A	25,007,900	537,169,692
Time Warner, Inc.	22,784,600	496,248,588

		1,979,122,609
RETAILING: 1.7%
Federated Department Stores, Inc.	3,448,272	131,482,611
Gap, Inc.	7,002,800	136,554,600
Genuine Parts Co.	2,945,750	139,716,923
Liberty Interactive, Series A(a)	2,697,300	58,180,761

		465,934,895

		4,094,433,672
CONSUMER STAPLES: 2.7%
FOOD & STAPLES RETAILING: 1.7%
Wal-Mart Stores, Inc.	10,243,300	473,035,594

FOOD, BEVERAGE & TOBACCO: 0.7%
Unilever NV(b) (Netherlands)	6,863,500	187,030,375

HOUSEHOLD & PERSONAL PRODUCTS: 0.3%
Avon Products, Inc.	2,767,700	91,444,808

		751,510,777
ENERGY: 6.1%
Baker Hughes, Inc.	3,202,117	239,070,055
Chevron Corp.	6,786,802	499,033,551
ConocoPhillips	3,431,100	246,867,645
Exxon Mobil Corp.	2,500,000	191,575,000
Occidental Petroleum Corp.	2,925,000	142,827,750
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,116,127	221,712,436
Schlumberger, Ltd.	2,236,821	141,277,615

		1,682,364,052

	SHARES	VALUE
FINANCIALS: 9.5%
BANKS: 2.2%
Wachovia Corp.	8,489,661	$483,486,194
Wells Fargo & Co.	3,121,900	111,014,764

		594,500,958
DIVERSIFIED FINANCIALS: 2.3%
Capital One Financial Corp.	3,640,800	279,686,256
Citigroup, Inc.	6,480,900	360,986,130

		640,672,386
INSURANCE: 4.4%
Aegon NV(b) (Netherlands)	9,988,470	189,281,506
Chubb Corp.	3,384,224	179,059,292
Genworth Financial, Inc., Class A	2,448,000	83,746,080
Loews Corp.	4,230,700	175,447,129
MBIA, Inc.	805,168	58,825,574
Safeco Corp.	1,410,200	88,208,010
St. Paul Travelers Companies, Inc.	6,652,900	357,194,201
UnumProvident Corp.	3,795,400	78,868,412

		1,210,630,204
REAL ESTATE: 0.6%
Equity Office Properties Trust	3,456,000	166,475,520

		2,612,279,068
HEALTH CARE: 9.7%
HEALTH CARE EQUIPMENT & SERVICES: 3.2%
Becton, Dickinson & Co.	1,317,900	92,450,685
Cardinal Health, Inc.	6,491,400	418,240,902
Health Management Associates, Inc.	3,900,000	82,329,000
WellPoint, Inc.(a)	3,673,000	289,028,370

		882,048,957
PHARMACEUTICALS & BIOTECHNOLOGY: 6.5%
Bristol-Myers Squibb Co.	6,050,550	159,250,476
GlaxoSmithKline PLC ADR(b) (United Kingdom)	3,975,400	209,742,104
Pfizer, Inc.	19,436,367	503,401,905
Sanofi-Aventis ADR(b) (France)	9,850,000	454,774,500
Schering-Plough Corp.	5,527,150	130,661,826
Thermo Fisher Scientific, Inc.(a)	3,335,850	151,080,647
Wyeth	3,366,800	171,437,456

		1,780,348,914

		2,662,397,871
INDUSTRIALS: 5.8%
CAPITAL GOODS: 2.6%
American Power Conversion Corp.	3,504,720	107,209,385
General Electric Co.	4,700,000	174,887,000
Masco Corp.	3,151,000	94,120,370
Tyco International, Ltd.	8,265,600	251,274,240
Volvo AB ADR(b) (Sweden)	1,029,700	70,863,954

		698,354,949

PAGE	7 ■ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.4%
Pitney Bowes, Inc.	2,606,650	$120,401,163

TRANSPORTATION: 2.8%
FedEx Corp.	3,290,250	357,386,955
Union Pacific Corp.	4,373,700	402,467,874

		759,854,829

		1,578,610,941
INFORMATION TECHNOLOGY: 9.9%
SOFTWARE & SERVICES: 2.6%
BMC Software, Inc.(a)	2,996,000	96,471,200
Computer Sciences Corp.(a)	3,916,400	209,018,268
Compuware Corp.(a)	6,938,700	57,799,371
EBay, Inc.(a)	2,637,100	79,297,597
Electronic Data Systems Corp.	10,083,700	277,805,935

		720,392,371
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.3%
Avaya, Inc.(a)	9,335,100	130,504,698
Dell, Inc.(a)	8,057,900	202,172,711
Hewlett-Packard Co.	16,207,331	667,579,964
Hitachi, Ltd. ADR(b) (Japan)	2,690,000	167,748,400
Kyocera Corp. ADR(b) (Japan)	16,700	1,584,663
Motorola, Inc.	13,349,502	274,465,761
NCR Corp.(a)	2,162,500	92,468,500
Nortel Networks Corp.(a),(b) (Canada)	823,630	22,015,630
Sun Microsystems, Inc.(a)	22,671,200	122,877,904
Xerox Corp.(a)	17,990,950	304,946,603

		1,986,364,834

		2,706,757,205
MATERIALS: 3.5%
Akzo Nobel NV ADR(b) (Netherlands)	3,527,051	214,691,594
Alcoa, Inc.	2,275,650	68,292,257
Cemex SAB de CV ADR(b) (Mexico)	1,700,000	57,596,000
Dow Chemical Co.	8,620,259	344,293,144
International Paper Co.	2,372,900	80,915,890
Nova Chemicals Corp.(b) (Canada)	1,442,870	40,256,073
Rohm and Haas Co.	2,810,700	143,682,984

		949,727,942
TELECOMMUNICATION SERVICES: 1.4%
Sprint Nextel Corp.	10,020,000	189,277,800
Vodafone Group PLC ADR(b) (United Kingdom)	6,825,350	189,608,223

		378,886,023
UTILITIES: 0.7%
Duke Energy Corp.	3,787,200	125,772,912
FirstEnergy Corp.	1,245,100	75,079,530

		200,852,442

TOTAL COMMON STOCKS (Cost $11,952,966,436)		17,617,819,993

FIXED-INCOME SECURITIES: 30.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 6.0%
U.S. TREASURY: 5.1%
U.S. Treasury Notes
3.125%, 1/31/07	$400,000,000	$399,422,000
2.75%, 8/15/07	150,000,000	147,914,100
3.375%, 2/15/08	200,000,000	196,507,800
3.75%, 5/15/08	350,000,000	344,640,800
3.625%, 7/15/09	307,000,000	298,905,331

		1,387,390,031
GOVERNMENT RELATED: 0.9%
Arkansas Dev. Fin. Auth. GNMA
Guaranteed Bonds 9.75%, 11/15/14	3,657,924	3,931,537
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	2,460,245	2,536,506
Series 97-20F, 7.20%, 6/1/17	3,917,016	4,078,264
Series 97-20I, 6.90%, 9/1/17	5,756,773	5,961,450
Series 98-20D, 6.15%, 4/1/18	6,917,441	7,075,175
Series 98-20I, 6.00%, 9/1/18	3,462,514	3,532,828
Series 99-20F, 6.80%, 6/1/19	4,980,012	5,183,573
Series 00-20D, 7.47%, 4/1/20	13,318,359	14,038,777
Series 00-20E, 8.03%, 5/1/20	5,554,523	5,965,255
Series 00-20G, 7.39%, 7/1/20	9,020,457	9,501,172
Series 00-20I, 7.21%, 9/1/20	5,866,617	6,188,097
Series 01-20E, 6.34%, 5/1/21	12,479,904	12,923,135
Series 01-20G, 6.625%, 7/1/21	10,734,390	11,214,068
Series 03-20J, 4.92%, 10/1/23	20,787,892	20,502,343
Series 05-20F, 4.57%, 6/1/25	44,319,113	42,549,203
Series 05-20K, 5.36%, 11/1/25	36,813,122	37,010,106
Series 06-20D, 5.64%, 4/1/26	51,123,725	52,223,994

		244,415,483

		1,631,805,514
MORTGAGE-RELATED SECURITIES: 14.1%
FEDERAL AGENCY CMO & REMIC: 1.3%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.213%, 2/15/25	1,334,278	1,382,054
Trust 1995-2C 3A, 8.793%, 6/15/25	710,837	768,194
Fannie Mae
Trust 1992-4H, 7.50%, 2/25/07	16,340	16,298
SMBS I-1, 6.50%, 4/1/09	33,702	33,703
Trust 2003-37 HA, 5.00%, 7/25/13	4,073,704	4,060,266
Trust (GN) 1994-13J, 7.00%, 6/17/22	9,910	9,887
Trust 1993-207 G, 6.15%, 4/25/23	3,271,924	3,275,406
Trust 2002-73 PM, 5.00%, 12/25/26	19,801,543	19,687,640
Trust 2002-33 A1, 7.00%, 6/25/32	5,819,773	5,997,548
Trust 2005-W4 1A2, 6.50%, 8/25/35	37,268,552	37,772,352
Trust 2001-T7 A1, 7.50%, 2/25/41	5,658,647	5,858,486
Trust 2001-T8 A1, 7.50%, 7/25/41	6,177,812	6,397,925
Trust 2001-W3 A, 7.00%, 9/25/41	2,356,099	2,414,222
Trust 2002-W6 2A1, 7.00%, 6/25/42	5,848,747	6,025,599
Trust 2002-W8 A2, 7.00%, 6/25/42	6,401,121	6,573,406
Trust 2003-W2 1A1, 6.50%, 7/25/42	12,274,195	12,506,649

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ■	PAGE	8

PORTFOLIO OF INVESTMENTS	December 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2003-W2 1A2, 7.00%, 7/25/42	$4,952,009	$5,062,040
Trust 2003-W4 4A, 7.50%, 10/25/42	7,457,419	7,737,139
Trust 2004-T1 1A2, 6.50%, 1/25/44	11,001,061	11,248,987
Trust 2004-W2 5A, 7.50%, 3/25/44	28,214,038	29,500,717
Freddie Mac
Series 1236 H, 7.25%, 4/15/07	109,371	109,405
Series 1512 I, 6.50%, 5/15/08	944,436	941,802
Series 2100 GS, 6.50%, 12/15/13	9,396,862	9,589,604
Series 2430 UC, 6.00%, 9/15/16	15,895,695	15,996,229
Series 1078 GZ, 6.50%, 5/15/21	1,259,297	1,276,864
Series (GN) 16 PK, 7.00%, 8/25/23	14,407,788	14,868,205
Series 2550 QP, 5.00%, 3/15/26	7,980,651	7,954,824
Series T-48 1A4, 5.538%, 7/25/33	92,378,711	91,864,993
Series T-051 1A, 6.50%, 9/25/43	590,105	600,084
Series T-59 1A1, 6.50%, 10/25/43	36,715,121	37,477,914

		347,008,442
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 12.8%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	33,208,124	33,474,041
Fannie Mae, 15 Year
5.50%, 1/1/14-12/1/19	266,540,679	267,584,843
6.00%, 12/1/13-6/1/19	533,715,971	541,954,328
6.50%, 1/1/13-11/1/18	192,301,600	196,941,421
7.00%, 12/1/07-11/1/18	19,454,475	20,011,454
7.50%, 9/1/15-8/1/17	63,331,877	65,695,995
Fannie Mae, 20 Year
5.50%, 1/1/23	18,855,147	18,768,942
6.50%, 1/1/22-10/1/26	35,025,617	35,833,220
Fannie Mae, 30 Year
5.00%, 3/1/34	265,824,129	257,139,421
5.50%, 6/1/33	58,963,393	58,362,340
6.00%, 4/1/35-6/1/35	404,418,798	408,015,384
6.50%, 12/1/32	214,832,100	219,935,825
7.50%, 9/1/07-7/1/19	148,053	149,618
8.00%, 1/1/09	71,679	72,314
Fannie Mae, Hybrid ARM
3.852%, 6/1/34	65,453,183	64,121,895
4.44%, 7/1/33	32,202,833	31,583,591
4.762%, 1/1/35	12,356,723	12,320,514
4.784%, 3/1/35	22,168,506	21,988,272
4.853%, 8/1/35	12,917,607	12,887,735
5.037%, 7/1/35	146,514,525	145,630,132
5.061%, 7/1/35	56,758,352	56,449,766
5.315%, 1/1/36	61,019,221	60,988,331
Fannie Mae Multifamily DUS
Pool 555728, 4.019%, 8/1/13	422,460	397,861
Pool 555162, 4.835%, 1/1/13	17,619,659	17,323,841
Pool 555316, 4.874%, 2/1/13	5,882,984	5,797,427
Pool 760762, 4.89%, 4/1/12	16,115,000	15,782,413
Pool 735387, 4.925%, 4/1/15	13,919,348	13,699,170
Pool 555148, 4.975%, 1/1/13	4,722,371	4,674,315

	PAR VALUE	VALUE
Pool 555806, 5.092%, 10/1/13	$3,674,790	$3,655,625
Pool 461628, 5.32%, 4/1/14	10,558,868	10,621,035
Pool 462086, 5.355%, 11/1/15	28,675,910	28,953,111
Pool 545316, 5.636%, 12/1/11	5,150,071	5,230,995
Pool 323350, 5.65%, 11/1/08	1,999,635	1,999,066
Pool 545387, 5.897%, 1/1/12	6,075,312	6,235,796
Pool 545258, 5.939%, 11/1/11	1,052,556	1,080,418
Pool 380735, 5.965%, 10/1/08	16,383,018	16,448,565
Pool 545685, 6.016%, 4/1/12	30,400,376	31,229,961
Pool 323492, 6.02%, 1/1/09	4,313,268	4,336,498
Freddie Mac, 30 Year
8.00%, 2/1/08-11/1/10	95,662	96,239
8.25%, 2/1/17	9,724	9,783
8.75%, 5/1/10	29,613	30,352
Freddie Mac Gold, 15 Year
5.50%, 8/1/14-1/1/17	34,609,545	34,746,555
6.00%, 10/1/13-10/1/18	168,158,000	170,646,965
6.50%, 7/1/14-3/1/18	74,179,096	75,755,186
7.00%, 5/1/08-4/1/15	2,500,969	2,530,323
7.75%, 7/25/21	1,473,529	1,541,313
Freddie Mac Gold, 20 Year 6.50%, 12/1/26	67,134,862	68,526,008
Freddie Mac Gold, 30 Year
5.00%, 8/1/33	102,563,072	99,370,797
6.50%, 9/1/18-4/1/33	126,329,044	129,291,402
7.47%, 3/17/23	425,489	440,801
8.50%, 1/1/23	70,879	74,540
Freddie Mac Gold, Hybrid ARM
3.809%, 5/1/34	23,404,410	22,810,462
4.801%, 10/1/35	33,848,181	33,571,030
4.844%, 5/1/35	105,418,376	103,656,638
5.397%, 11/1/35	64,370,750	64,515,256
Ginnie Mae, 30 Year
7.50%, 1/15/08-10/15/25	5,363,973	5,577,664
7.97%, 4/15/20-1/15/21	2,450,672	2,585,517

		3,513,152,310
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp.
7.70%, 12/25/24	4,479,819	4,624,986

		3,864,785,738

PAGE	9 ■ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CORPORATE: 10.6%
FINANCIALS: 2.7%
BankAmerica Capital II(c) 8.00%, 12/15/26, callable	$17,355,000	$18,068,134
BankAmerica Capital VI(c) 5.625%, 3/8/35	10,000,000	9,466,230
BankAmerica Capital XI(c) 6.625%, 5/23/36	15,000,000	16,187,760
Boston Properties, Inc.
6.25%, 1/15/13	49,070,000	51,068,376
5.625%, 4/15/15	29,500,000	29,605,020
5.00%, 6/1/15	2,890,000	2,778,163
CIGNA Corp.
7.00%, 1/15/11	14,705,000	15,452,955
6.375%, 10/15/11	17,820,000	18,437,374
7.65%, 3/1/23	9,745,000	10,989,212
7.875%, 5/15/27	12,970,000	15,304,470
8.30%, 1/15/33	9,050,000	10,937,948
Citicorp Capital I(c)
7.933%, 2/15/27, callable 2007	16,440,000	17,117,312
EOP Operating Limited Partnership(f)
8.10%, 8/1/10	10,000,000	11,018,630
7.00%, 7/15/11	40,675,000	44,017,631
6.75%, 2/15/12	19,933,000	21,527,082
5.875%, 1/15/13	41,205,000	43,187,043
4.75%, 3/15/14	15,000,000	14,859,450
HSBC Holdings PLC 6.50%, 5/2/36	23,000,000	24,742,710
JPMorgan Chase (Bank One) Capital III(c) 8.75%, 9/1/30	28,187,000	36,977,201
Kaupthing Bank 7.125%, 5/19/16(d)	65,000,000	68,943,940
Safeco Corp.
4.875%, 2/1/10	15,131,000	14,966,692
7.25%, 9/1/12	13,672,000	14,777,901
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10 (St. Paul)	19,885,000	21,568,583
5.00%, 3/15/13 (Travelers)	10,250,000	10,004,789
5.50%, 12/1/15	9,160,000	9,124,725
6.25%, 6/20/16	22,000,000	23,099,076
UnumProvident Corp.
7.625%, 3/1/11	15,330,000	16,316,930
6.85%, 11/15/15(d) (Unum Finance PLC)	10,200,000	10,604,909
7.19%, 2/1/28 (Unum)	8,500,000	8,431,082
7.25%, 3/15/28 (Provident Companies)	12,130,000	12,715,418
6.75%, 12/15/28 (Unum)	27,430,000	27,381,778
7.375%, 6/15/32	19,470,000	20,777,936
Wellpoint, Inc. 5.25%, 1/15/16	72,210,000	70,786,380

		741,242,840

	PAR VALUE	VALUE
INDUSTRIALS: 7.0%
AT&T Corp. 8.00%, 11/15/31	$97,500,000	$120,966,105
Comcast Corp.
5.30%, 1/15/14	63,050,000	61,754,764
5.85%, 11/15/15	26,500,000	26,537,683
5.90%, 3/15/16	22,880,000	22,945,254
6.50%, 1/15/17	27,500,000	28,696,855
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	73,583,818
5.50%, 10/1/15	15,265,000	14,790,381
5.875%, 12/1/16(d)	17,145,000	17,023,391
Dillard’s, Inc.
6.30%, 2/15/08	6,000,000	6,007,500
7.85%, 10/1/12	14,000,000	14,700,000
7.13%, 8/1/18	10,831,000	10,749,768
7.875%, 1/1/23	8,860,000	8,992,900
7.75%, 7/15/26	50,000	50,000
7.75%, 5/15/27	550,000	550,000
7.00%, 12/1/28	15,486,000	14,789,130
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	32,645,064
6.00%, 10/1/12	5,800,000	5,959,245
7.375%, 11/1/29	35,170,000	40,651,526
Electronic Data Systems Corp. 6.50%, 8/1/13	33,880,000	34,108,148
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	5,900,000	6,398,945
7.45%, 10/15/16	9,300,000	10,035,574
6.90%, 1/15/32	54,484,000	55,330,790
6.70%, 7/15/34	13,025,000	12,847,482
Ford Motor Credit Co.
7.375%, 2/1/11	120,535,000	119,322,779
7.25%, 10/25/11	118,160,000	115,710,780
GMAC, LLC
7.75%, 1/19/10	6,145,000	6,431,756
6.875%, 9/15/11	173,670,000	178,132,972
HCA, Inc.
8.75%, 9/1/10	27,750,000	28,929,375
7.875%, 2/1/11	23,798,000	23,857,495
6.95%, 5/1/12	14,090,000	13,350,275
6.30%, 10/1/12	11,400,000	10,431,000
6.25%, 2/15/13	47,740,000	42,249,900
6.75%, 7/15/13	27,400,000	24,591,500
5.75%, 3/15/14	20,420,000	16,948,600
6.50%, 2/15/16	22,000,000	18,535,000
Hess Corp. (Amerada Hess) 7.875%, 10/1/29	26,780,000	31,260,080
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,233,183
Lafarge SA 6.50%, 7/15/16	27,590,000	28,807,271

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ■	PAGE	10

PORTFOLIO OF INVESTMENTS	December 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Liberty Media Corp.
8.50%, 7/15/29	$32,630,000	$32,808,029
4.00%, 11/15/29, exchangeable	18,975,000	12,665,812
8.25%, 2/1/30	18,875,000	18,501,803
3.75%, 2/15/30, exchangeable	35,755,000	21,989,325
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	21,344,578
7.75%, 5/1/26	8,500,000	10,353,697
6.15%, 9/1/36	7,000,000	7,354,473
Raytheon Co. 6.75%, 8/15/07	20,476,000	20,626,806
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	101,940,000	113,883,392
7.70%, 5/1/32	79,490,000	89,688,011
Wyeth
5.50%, 3/15/13	24,500,000	24,658,515
5.50%, 2/1/14	70,724,000	71,086,885
5.50%, 2/15/16	10,665,000	10,679,440
Xerox Corp.
7.125%, 6/15/10	18,425,000	19,346,250
6.875%, 8/15/11	135,655,000	142,607,319
6.40%, 3/15/16	10,000,000	10,212,500

		1,927,713,124
TRANSPORTATION: 0.9%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	7,320,000	6,883,896
8.251%, 1/15/21	1,413,117	1,646,748
4.967%, 4/1/23	14,632,839	14,336,882
5.72%, 1/15/24	27,550,000	28,068,070
5.629%, 4/1/24	31,540,000	31,891,119
5.342%, 4/1/24	20,600,000	20,557,789
Consolidated Rail Corp. 6.76%, 5/25/15	3,649,423	3,832,295
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	7,149,899
FedEx Corp. 6.72%, 1/15/22	5,545,032	5,939,561
Norfolk Southern Corp.
7.70%, 5/15/17	13,000,000	15,119,117
9.75%, 6/15/20	7,389,000	9,955,473
Union Pacific Corp.
6.125%, 1/15/12	15,720,000	16,194,665
6.50%, 4/15/12	3,550,000	3,728,146
5.375%, 5/1/14	2,935,000	2,914,035
4.875%, 1/15/15	8,320,000	7,973,672
6.33%, 1/2/20	36,315,663	37,866,705
5.866%, 7/2/30	36,924,000	38,032,089

		252,090,161

		2,921,046,125

TOTAL FIXED-INCOME SECURITIES (Cost $8,368,719,948)		8,417,637,377

SHORT-TERM INVESTMENTS: 4.9%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$26,443,828	$26,443,828
State Street Repurchase Agreement 4.40%, 1/2/07, maturity value $710,886,375 (collateralized by U.S. Treasury Securities, value $724,753,904, 6.25% -7.625%, 8/15/23 - 8/15/25)	710,539,000	710,539,000
U.S. Treasury Bills
1/4/07	200,000,000	199,920,177
1/11/07	100,000,000	99,867,917
1/18/07	100,000,000	99,775,694
2/1/07	100,000,000	99,597,000
3/29/07	75,000,000	74,127,281
4/5/07	50,000,000	49,373,986

TOTAL SHORT-TERM INVESTMENTS (Cost $1,359,644,883)		1,359,644,883

TOTAL INVESTMENTS (Cost $21,681,331,267)	99.8%	27,395,102,253
OTHER ASSETS, LESS LIABILITIES	0.2%	62,702,002

TOTAL NET ASSETS	100.0%	$27,457,804,255

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars.
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, all such securities in total represented $129,217,304 or 0.5% of total net assets.

(e)	Rounds to 0.0%
(f)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer/successor obligor or guarantor, and the second name (within the parentheses) refers to the original issuer of the instrument.

ADR: American Depository Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

PAGE	11 ■ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
ASSETS:
Investments, at value (cost $21,681,331,267)	$27,395,102,253
Receivable for investments sold	5,406,457
Receivable for paydowns on mortgage-backed securities	2,559,955
Receivable for Fund shares sold	37,141,328
Dividends and interest receivable	116,808,064
Prepaid expenses and other assets	124,399

27,557,142,456

LIABILITIES:
Payable for investments purchased	60,932,155
Payable for Fund shares redeemed	26,255,746
Management fees payable	11,635,964
Accrued expenses	514,336

99,338,201

NET ASSETS	$27,457,804,255

NET ASSETS CONSIST OF:
Paid in capital	$21,584,776,541
Undistributed net investment income	6,332,329
Undistributed net realized gain on investments	152,924,399
Net unrealized appreciation on investments	5,713,770,986

$27,457,804,255

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	315,299,741
Net asset value per share	$87.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2006
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,531,226)	$289,217,037
Interest	478,822,616

768,039,653

EXPENSES:
Management fees	126,124,944
Custody and fund accounting fees	397,091
Transfer agent fees	3,386,981
Professional services	90,802
Shareholder reports	1,083,068
Registration fees	241,310
Trustees’ fees	167,500
Miscellaneous	168,857

131,660,553

NET INVESTMENT INCOME	636,379,100

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain	1,120,034,743
Net change in unrealized appreciation	1,552,806,112

Net realized and unrealized gain	2,672,840,855

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,309,219,955

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS:
Net investment income	$636,379,100	$484,455,297
Net realized gain	1,120,034,743	380,394,201
Net change in unrealized appreciation	1,552,806,112	614,634,805

Net increase in net assets from operations	3,309,219,955	1,479,484,303

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(653,483,566)	(521,701,708)
Net realized gain	(969,143,303)	(378,288,293)

Total distributions	(1,622,626,869)	(899,990,001)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,661,818,984	4,371,007,401
Reinvestment of distributions	1,554,510,730	863,011,478
Cost of shares redeemed	(3,056,236,439)	(2,943,041,611)

Net increase from Fund share transactions	2,160,093,275	2,290,977,268

Total increase in net assets	3,846,686,361	2,870,471,570

NET ASSETS:
Beginning of year	23,611,117,894	20,740,646,324

End of year (including undistributed net investment income of $6,332,329 and $1,855,600, respectively)	$27,457,804,255	$23,611,117,894

SHARE INFORMATION:
Shares sold	42,976,777	54,872,290
Distributions reinvested	17,977,977	10,731,145
Shares redeemed	(35,942,189)	(36,701,989)

Net increase in shares outstanding	25,012,565	28,901,446

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ■	PAGE	12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-

counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”).

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gains and losses on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

PAGE	13 ■ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At December 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the year ended December 31, 2006 and 2005 were characterized as follows for federal income tax purposes:

	2006	2005
Ordinary income	$677,362,327	$528,868,924
	($2.279 per share)	($1.866 per share)

Long-term capital gain	$945,264,542	$371,121,077
	($3.124 per share)	($1.294 per share)

At December 31, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$5,806,522,962
Unrealized depreciation	(92,751,976)

Net unrealized appreciation	5,713,770,986
Undistributed ordinary income	12,994,926
Undistributed long-term capital gain	146,261,802

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2006, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,703,480,567 and $2,986,041,532, respectively. For the year ended December 31, 2006, purchases and sales of U.S. government securities aggregated $2,242,561,755 and $2,231,108,980, respectively.

DODGE & COX BALANCED FUND ■	PAGE	14

NOTES TO FINANCIAL STATEMENTS

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the Fund beginning June 29, 2007. The impact to the Fund’s financial statements, if any, has not yet been determined.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

PAGE	15 ■ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$81.34	$79.35	$73.04	$60.75	$65.42
Income from investment operations:
Net investment income	2.21	1.84	1.60	1.66	1.89
Net realized and unrealized gain (loss)	8.93	3.31	7.99	12.96	(3.80)

Total from investment operations	11.14	5.15	9.59	14.62	(1.91)

Distributions to shareholders from:
Net investment income	(2.20)	(1.84)	(1.60)	(1.66)	(1.88)
Net realized gain	(3.20)	(1.32)	(1.68)	(0.67)	(0.88)

Total distributions	(5.40)	(3.16)	(3.28)	(2.33)	(2.76)

Net asset value, end of year	$87.08	$81.34	$79.35	$73.04	$60.75

Total return	13.84%	6.59%	13.31%	24.44%	(2.94)%
Ratios/supplemental data:
Net assets, end of year (millions)	$27,458	$23,611	$20,741	$13,196	$7,885
Ratios of expenses to average net assets	0.52%	0.53%	0.54%	0.54%	0.53%
Ratios of net investment income to average net assets	2.52%	2.15%	1.97%	2.40%	3.05%
Portfolio turnover rate	20%	18%	18%	19%	25%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2007

DODGE & COX BALANCED FUND ■	PAGE	16

SPECIAL 2006 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $285,176,398 of its distributions paid to shareholders in 2006 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 28% of its ordinary dividends (including short-term gains) paid to shareholders in 2006 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2006, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2007. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on November 28, 2006 and again on December 14, 2006 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the

PAGE	17 ■ DODGE & COX BALANCED FUND

Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business to new accounts and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board considered that the performance of the Funds is the result of an investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate

DODGE & COX BALANCED FUND ■	PAGE	18

advisory (non-fund) client agreements, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced institutional separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that the considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), as a result of management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process and the avoidance of distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that

PAGE	19 ■ DODGE & COX BALANCED FUND

the scope and quality of Dodge & Cox’s services has

provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information

regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX BALANCED FUND ■	PAGE	20

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE	21 ■ DODGE & COX BALANCED FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX BALANCED FUND ■	PAGE	22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (54)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (52)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (since 2006 )	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (66)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE	23 ■ DODGE & COX BALANCED FUND

Income Fund

ESTABLISHED 1989

Annual Report

December 31, 2006

2006

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/06 IF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

It is not often one has the opportunity to recognize a colleague who has contributed to an organization for close to four decades, so we begin this year’s annual letter to shareholders with a warm farewell to Harry Hagey, who retired from Dodge & Cox on December 31, 2006. Harry joined Dodge & Cox 39 years ago as a security analyst, and served as the firm’s Chairman for the past 14 years and Chief Executive Officer between 1992 and 2005. He served as the firm’s fourth Chairman—the firm’s founder, E. Morris Cox, Peter Avenali and Joe Fee came before him. He also succeeded Peter Avenali as Chairman of the Dodge & Cox Funds.

Harry’s greatest legacy is the importance he placed on Dodge & Cox’s culture, specifically: strong ethics (i.e., placing our clients’ interests ahead of our own), the firm’s employee ownership structure, respect for each client and employee, and the absence of a marketing mindset. Harry ingrained these important tenets into all of us over his years here, and he helped develop our team of 59 investment professionals (who have an average tenure at the firm of 10 years), including our Fixed Income Investment Policy Committee whose nine members have an average tenure at Dodge & Cox of 17 years.

We greatly appreciate Harry’s leadership and many years of hard work on behalf of the firm and its clients. We will miss his warm personality and camaraderie, and we wish him well in his future endeavors. Effective January 1, 2007, John A. Gunn was appointed Chairman of the firm and of the Dodge & Cox Funds. John has been with Dodge & Cox since 1972, and also serves as the firm’s CEO.

2006 PERFORMANCE REVIEW

The Income Fund had a total return of 5.3% in 2006, compared to 4.3% for the Lehman Aggregate Bond Index (LBAG). At year end, the Fund had net assets of $12.0 billion, including a cash position of 3.5%.

The Fund’s total return of 5.3% can be primarily attributed to income earned over the course of the year, supplemented to a small degree by price appreciation from certain lower-rated Corporate holdings. Bond yields trended higher in the first half of the year as economic growth continued to be strong and inflation rose. As the deceleration of the residential property market became apparent, and energy prices crested, interest rates changed course and generally fell over the second half of 2006. Despite the second half declines, year end U.S. Treasury rates were still higher than where they started the year. Nevertheless, they remain quite low, especially in comparison to inflation. For example, the U.S. Treasury 10-year note had a 4.7% yield at year-end and core inflation (excludes volatile food and energy prices) was 2.6%. Corporate securities enjoyed a favorable year in 2006, benefiting from a reasonably strong economy, healthy profits and investor appetite for their debt. Mortgage-Backed Securities (MBS) had a good year as well, providing strong relative performance in the wake of stable prepayments and rising relative valuations.

The Fund had a solid year of relative performance, outpacing the LBAG by nearly 1%. As is typical for the Fund, the sources of that relative performance were many and varied, including strategies related to sector weightings, issue selection, duration1 position and yield advantage. For example, the Fund featured an overweight of the MBS sector throughout 2006, in particular since the second quarter. We made the decision in early 2006 to add to the Fund’s holdings of specific MBS (thus raising the overall weighting of that sector) as we judged the return prospects of certain types of MBS to be quite favorable to other short-maturity alternatives, like U.S. Treasuries, over our extended investment horizon. The strong performance of MBS for all of 2006, due to a combination of higher income and relative price appreciation, combined with the overweight position to benefit relative performance.

The Fund also featured a sizable overweighting of Corporate securities, also adding to the Fund’s relative performance. In the Corporate sector, returns often diverge widely between issuers, something that is obscured when viewing returns for the sector as a whole. Given the importance of “issuer selection,” we deploy a considerable amount of our resources in the effort to identify specific corporate issuers whose securities have the potential to outpace the broad corporate market over our investment horizon.

These “issuer selection” decisions were generally favorable for the Fund in 2006. For example, the Fund’s

PAGE	1 ■ DODGE & COX INCOME FUND

significant holdings of GMAC and Ford Motor Credit Corporation (together 4.5% of the Fund), returned approximately 20% each. Both of these entities, the financing arms of their struggling automobile parent companies, took concrete steps in 2006 to shore up their credit profiles. Strong, if less extraordinary, performance came from the Fund’s holdings of Dillard’s, Xerox, Equity Office Properties and UnumProvident Corporation. On the negative side, a leveraged buy out of HCA Corp., whose bonds represented nearly a 2% position in the Fund, resulted in significant price declines in their bonds, detracting from relative performance (total returns between –5% and –8%, depending on maturity). In aggregate, however, the specific Corporate securities that the Fund holds outpaced the return of the Lehman corporate sector, providing a significant source of incremental return.

The Fund also benefited from its higher relative yield—a by-product of the aforementioned overweighting of the higher-yielding Corporate and Mortgage-Backed Securities sectors—which added approximately 40 basis points (1 basis point equals  1/100 of 1%) of income relative to the LBAG benchmark. Furthermore, the Fund is positioned with less exposure to interest rate changes (a defensive duration posture) than the LBAG. As interest rates rose year-over-year, this positioning resulted in lower price declines, on average, for the Fund’s holdings.

PORTFOLIO STRATEGY

We manage the Fund for the long term, seeking to provide our investors a relatively high and stable yield, along with opportunities to capture relative price appreciation. Over many years, we have found that our biggest allies in the pursuit of these goals are our independent research capabilities and the patience and discipline that are part and parcel of our extended investment horizon.

In this regard, 2006 was a typical year. Many of the biggest positive contributors to the year’s results—for example, the holdings of GMAC and Ford Motor Credit and the defensive duration posture—were initiated well before 2006, and have severely tested our patience in the interim. Successful implementation of a long-term investment strategy relies on this patience as well as constant vigilance. We must continually ask ourselves whether an investment continues to be an attractive risk/reward proposition given its current valuation and what we know about it today. Sometimes, our review of new information and pricing leads us to conclude that a fundamental change to the investment thesis has occurred, and we make a change in the Fund’s exposure. Many times, however, we conclude that the new information does not fundamentally alter the investment’s prospects over our longer-term investment horizon, and no change is made. Our independent, fundamental research is critical in making this determination.

Looking forward, we believe that the MBS sector continues to be an attractive place to invest in the 2-10 year maturity sector of the bond market. The U.S. Agency-guaranteed mortgage-backed securities that the Fund holds offer attractive incremental yield (between 0.5% and 1.5%) relative to U.S. Treasuries and other highly rated securities. They do, however, feature some uncertainty about the timing of their repayment because of the prepayment option that the underlying mortgage borrower holds. This prepayment option is the analytic target of our MBS research capabilities. Specifically, we strive to identify situations, resulting from borrower constraints, program characteristics, loan details, or combinations thereof, that provide favorable trade-offs between the potential risks embodied by the prepayment option (specifically, cash flow timing issues) and the securities’ prospective performance. A recent example would be our purchase of certain types of “Hybrid ARM” securities (detailed in the Fund’s third quarter shareholder letter). The Fund currently features a 43% weighting in MBS, approximately 8% higher than the LBAG weighting.

We also continue to find interesting opportunities for investment in the Corporate sector. At year end, the Fund had a 31% weighting in this sector, with exposure to 37 separate issuers. The Fund typically features between 25 and 40 different corporate issuers—far fewer than the 546 issuers represented in the LBAG. A look at the many different industries that are represented by the Fund’s Corporate holdings attests to the broad economic diversification we are still able to achieve from a smaller set of issuers. Nevertheless, we consciously seek a certain degree of concentration in the Fund’s Corporate holdings.

DODGE & COX INCOME FUND ■	PAGE	2

For one, we want to have a thorough understanding of every Corporate issuer in the Fund, a task that is substantially more achievable with a portfolio of 37 issuers than with a significantly larger number. In addition, we prefer position sizes that are sufficiently large such that future, issuer-specific performance is likely to have a measurable impact on the Fund’s performance. Our team of 20 industry analysts, who follow companies for our U.S. and international equity strategies, provide us with invaluable knowledge on the state of the industries and companies that they follow. This gives us the confidence to, for example, make investments in unpopular industries or stick with an investment that may be temporarily depressed.

LOOKING FORWARD

Over the intermediate term, we expect continued U.S. economic growth given the health of the corporate sector, tight labor markets, rising incomes, and other influences. Against this backdrop, we believe that headline inflation, despite recent declines due to receding energy prices, is unlikely to decline further, and core inflation (excluding food and energy) is likely to remain above the Federal Reserve’s comfort zone. Furthermore, nominal rates on U.S. Treasuries from 2-30 years lie within approximately 5 basis points of 4.75%, offering quite modest return possibilities at all maturity points (particularly among longer-duration securities) after factoring in our expectations for inflation. Therefore, we continue to position the Fund’s duration shorter than that of the LBAG (3.6 years versus 4.5 years for the LBAG at year end).

As always, we seek to add to the portfolio’s yield and total return potential through our in-depth, security-specific research efforts, all within the context of a well-diversified, high average quality portfolio.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Vice President

February 9, 2007

[1]	Duration is a measure of price sensitivity to changes in interest rates.

PAGE	3 ■ DODGE & COX INCOME FUND

A Message from Former Chairman Harry Hagey

On October 1, 1967, I began my career at Dodge & Cox. At that time, Dodge & Cox was a small independent regional investment counseling firm working with individuals, pension funds and endowment funds. In addition, the firm managed two small no-load mutual funds: the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund. After 39 wonderful years at this firm, I am now retiring. I want to take this opportunity to first thank you, our mutual fund shareholders for the trust you have placed in our firm over the years; second, to thank all of my associates with whom I have had the pleasure of working; and finally, to provide you with my thoughts on the current status of the firm and my optimistic outlook for its future.

Let me summarize what I think are the key components that make Dodge & Cox a successful money management firm. First and most importantly, ethical considerations are paramount. We have an excellent reputation, and we work hard to maintain it. When making decisions about how we manage our firm, we always start by asking what is in the best interests of our current clients.

Second, we are in the single business of providing continuous high quality investment management service to our existing clients and shareholders. We decided a long time ago that we are not in business to provide a series of financial products to the investment marketplace. Through a team-oriented, long-term approach, our investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long term. Over the years, I have often reminded my associates that there are literally millions of individuals counting on us.

A third important ingredient is our employees. We insist on a respect for each individual employee as well as for the entire firm. We work within a collegial environment with the goal of having all of our people think as owners, not just as employees. Our working environment has led to low employee turnover, which in turn, has created stability and continuity over the years.

Finally, with regard to the firm, probably the most important characteristic is our independence. We only report to the Fund’s shareholders, our clients and to ourselves. Ownership of Dodge & Cox is limited to the firm’s active employees, thus I have sold my interest in Dodge & Cox back to the firm (at book value) so my shares will now be available to those coming after me.

As for the future of Dodge & Cox, I am extremely optimistic. We have a deep and talented investment team across the board: domestic equity, international equity and fixed-income. I leave Dodge & Cox today as strong as it has ever been in our 76-year history. I have complete confidence that John Gunn, Ken Olivier, Dana Emery and others will act as responsible stewards of the firm’s unique culture.

On a personal note, the only investment options in the Dodge & Cox retirement plan are the Dodge & Cox Funds, so my own retirement assets have benefited from the Funds’ past results. I look forward to continuing on as a long-term shareholder of the Dodge & Cox Funds.

Thanks again for the confidence you have placed in our firm over the years.

Sincerely,

Harry R. Hagey

DODGE & COX INCOME FUND ■	PAGE	4

GROWTH OF $10,000 OVER 10 YEARS FOR AN INVESTMENT MADE ON DECEMBER 31, 1996 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2006

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

	1 Year	5 Years	10 Years

Dodge & Cox Income Fund	5.30%	5.48%	6.52%
Lehman Brothers Aggregate Bond Index (LBAG)	4.33	5.06	6.24

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,052.20	$2.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.00	2.23
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE	5 ■ DODGE & COX INCOME FUND

FUND INFORMATION	December 31, 2006

GENERAL INFORMATION

Net Asset Value Per Share	$12.57
Total Net Assets (billions)	$12.0
30-Day SEC Yield(a)	5.11%
2006 Expense Ratio	0.44%
2006 Portfolio Turnover Rate	30%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 17 years, and by the Investment Policy Committee, whose 12 members’ (for fixed-income decisions) average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	FUND	LBAG
Number of Fixed-Income Securities	396	7,134
Average Maturity (years)	5.7	7.0
Effective Duration (years)	3.6	4.5

FIVE LARGEST CORPORATE ISSUERS(c)
Ford Motor Credit Co.	2.5%
Time Warner, Inc. (AOL Time Warner)	2.2
GMAC, LLC	2.0
Xerox Corp.	1.8
HCA, Inc.	1.6

CREDIT QUALITY(d)	FUND	LBAG
U.S. Government & Government Related	65.1%	70.8%
Aaa	1.1	8.1
Aa	2.5	5.0
A	5.3	8.7
Baa	13.0	7.4
Ba	4.6	0.0
B	3.3	0.0
Caa	1.6	0.0
Cash Equivalents	3.5	0.0
Average Quality	Aa	AA+

ASSET ALLOCATION

SECTOR DIVERSIFICATION	FUND	LBAG
U.S. Treasury & Government Related	22.5%	35.7%
Mortgage-Related Securities	42.7	35.1
Asset-Backed Securities/CMBS(b)	0.7	6.1
Corporate	30.6	19.4
Non-Corporate Yankee	0.0	3.7
Cash Equivalents	3.5	0.0

MATURITY DIVERSIFICATION	FUND	LBAG
0-1 Years to Maturity	13.2%	0.0%
1-5	56.2	45.4
5-10	19.7	42.8
10-15	1.7	3.3
15-20	1.1	2.2
20-25	5.6	3.2
25 and Over	2.5	3.1

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. The LBAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the LBAG methodology, the Fund’s average credit quality would be AA. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX INCOME FUND ■	PAGE	6

PORTFOLIO OF INVESTMENTS	December 31, 2006

FIXED-INCOME SECURITIES: 96.5%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 22.5%
U.S. TREASURY: 19.9%
U.S. Treasury Notes
3.125%, 1/31/07	$300,000,000	$299,566,500
6.625%, 5/15/07	340,000,000	341,899,240
3.00%, 11/15/07	475,000,000	466,854,700
3.125%, 10/15/08	125,000,000	121,391,625
3.25%, 1/15/09	400,000,000	388,124,800
3.625%, 7/15/09	335,000,000	326,167,055
3.375%, 9/15/09	450,000,000	434,583,900

		2,378,587,820
GOVERNMENT RELATED: 2.6%
Small Business Administration – 504 Program
Series 91-20K, 8.25%, 11/1/11	341,426	355,420
Series 92-20B, 8.10%, 2/1/12	324,950	337,747
Series 92-20C, 8.20%, 3/1/12	941,879	981,116
Series 92-20D, 8.20%, 4/1/12	496,482	517,700
Series 92-20G, 7.60%, 7/1/12	1,081,193	1,119,651
Series 92-20H, 7.40%, 8/1/12	814,842	842,257
Series 92-20I, 7.05%, 9/1/12	962,256	990,595
Series 92-20J, 7.00%, 10/1/12	1,368,586	1,408,799
Series 92-20K, 7.55%, 11/1/12	1,343,359	1,394,594
Series 92-20L, 7.45%, 12/1/12	616,057	639,141
Series 93-20B, 7.00%, 2/1/13	999,776	1,029,648
Series 93-20C, 6.50%, 3/1/13	3,252,039	3,326,427
Series 93-20D, 6.75%, 4/1/13	1,175,808	1,207,848
Series 93-20E, 6.55%, 5/1/13	3,967,766	4,065,455
Series 93-20F, 6.65%, 6/1/13	1,158,670	1,189,577
Series 93-20L, 6.30%, 12/1/13	2,107,839	2,153,459
Series 94-20A, 6.50%, 1/1/14	2,610,553	2,672,272
Series 94-20D, 7.70%, 4/1/14	753,850	781,259
Series 94-20E, 7.75%, 5/1/14	2,314,683	2,420,456
Series 94-20F, 7.60%, 6/1/14	1,393,604	1,454,931
Series 94-20G, 8.00%, 7/1/14	1,033,767	1,081,717
Series 94-20H, 7.95%, 8/1/14	980,332	1,025,976
Series 94-20I, 7.85%, 9/1/14	1,238,197	1,295,054
Series 94-20K, 8.65%, 11/1/14	1,005,232	1,065,241
Series 94-20L, 8.40%, 12/1/14	917,105	969,304
Series 95-20A, 8.50%, 1/1/15	352,323	371,171
Series 95-20C, 8.10%, 3/1/15	811,034	851,546
Series 97-20E, 7.30%, 5/1/17	1,679,964	1,750,873
Series 97-20J, 6.55%, 10/1/17	2,344,576	2,413,927
Series 98-20C, 6.35%, 3/1/18	9,337,658	9,586,272
Series 98-20H, 6.15%, 8/1/18	3,300,259	3,377,330
Series 98-20L, 5.80%, 12/1/18	1,793,724	1,822,986
Series 99-20C, 6.30%, 3/1/19	2,266,447	2,330,409
Series 99-20G, 7.00%, 7/1/19	5,412,029	5,652,821
Series 99-20I, 7.30%, 9/1/19	1,713,591	1,803,057
Series 01-20G, 6.625%, 7/1/21	12,646,548	13,211,673
Series 01-20L, 5.78%, 12/1/21	28,564,958	29,145,184
Series 02-20L, 5.10%, 12/1/22	6,957,173	6,931,566
Series 04-20L, 4.87%, 12/1/24	8,083,358	7,921,771
Series 05-20B, 4.625%, 2/1/25	10,872,449	10,499,742
Series 05-20C, 4.95%, 3/1/25	7,421,198	7,262,020

	PAR VALUE	VALUE
Series 05-20E, 4.84%, 5/1/25	$21,130,174	$20,643,187
Series 05-20G, 4.75%, 7/1/25	18,953,101	18,414,592
Series 05-20I, 4.76%, 9/1/25	22,372,144	21,726,126
Series 06-20A, 5.21%, 1/1/26	21,969,697	21,912,622
Series 06-20B, 5.35%, 2/1/26	6,325,406	6,354,895
Series 06-20C, 5.57%, 3/1/26	32,698,327	33,210,988
Series 06-20G, 6.07%, 7/1/26	23,890,000	24,870,288
Series 06-20J, 5.37%, 10/1/26	18,580,000	18,666,295
Series 06-20L, 5.12%, 12/1/26	14,328,000	14,168,224

		319,225,209

		2,697,813,029
MORTGAGE-RELATED SECURITIES: 42.7%
FEDERAL AGENCY CMO & REMIC: 3.3%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	479,320	506,893
Trust 1997-2Z, 7.50%, 6/15/27	36,228,938	37,804,198
Trust 1998-1 1A, 8.183%, 10/15/27	1,263,025	1,325,988
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	8,283,514	8,298,857
Trust 1998-58 PX, 6.50%, 9/25/28	3,334,497	3,426,544
Trust 1998-58 PC, 6.50%, 10/25/28	18,926,520	19,436,859
Trust 2002-33 A1, 7.00%, 6/25/32	6,612,468	6,814,458
Trust 2001-T4 A1, 7.50%, 7/25/41	5,589,001	5,791,559
Trust 2001-T10 A1, 7.00%, 12/25/41	8,860,262	9,102,536
Trust 2002-90 A1, 6.50%, 6/25/42	12,076,176	12,328,900
Trust 2002-W6 2A1, 7.00%, 6/25/42	10,440,482	10,756,176
Trust 2002-W8 A2, 7.00%, 6/25/42	5,147,532	5,286,077
Trust 2003-W2 1A2, 7.00%, 7/25/42	32,011,354	32,722,630
Trust 2003-W4 3A, 7.00%, 10/25/42	9,393,569	9,663,210
Trust 2003-07 A1, 6.50%, 12/25/42	13,319,129	13,570,785
Trust 2003-W1 1A1, 6.50%, 12/25/42	19,734,822	20,076,102
Trust 2003-W1 2A, 7.50%, 12/25/42	8,917,712	9,270,665
Trust 2004-W2 5A, 7.50%, 3/25/44	44,610,613	46,645,044
Trust 2004-W8 3A, 7.50%, 6/25/44	25,089,898	26,219,242
Trust 2005-W1 1A3, 7.00%, 10/25/44	21,398,960	22,165,482
Trust 2001-79 BA, 7.00%, 3/25/45	2,900,114	2,983,978
Trust 2006-W1 1A1, 6.50%, 12/25/45	3,017,086	3,087,326
Trust 2006-W1 1A2, 7.00%, 12/25/45	20,136,907	20,890,591
Trust 2006-W1 1A3, 7.50%, 12/25/45	321,936	338,457
Trust 2006-W1 1A4, 8.00%, 12/25/45	24,123,826	25,649,040
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	1,483,764	1,483,113
Series 1601 PJ, 6.00%, 10/15/08	7,143,027	7,139,740
Series (GN) 37 I, 6.00%, 6/17/22	99,033	98,809
Series 2439 LG, 6.00%, 9/15/30	11,301,908	11,337,426
Series T-48 1A, 7.107%, 7/25/33	9,071,960	9,372,385
Ginnie Mae 7.25%, 7/16/28	3,615,533	3,672,009

		387,265,079
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 39.3%
Fannie Mae, 10 Year
6.00%, 11/1/16	24,253,995	24,618,371
Fannie Mae, 15 Year
5.50%, 9/1/14-12/1/18	321,398,484	322,350,725
6.00%, 4/1/13-12/1/20	721,029,114	731,836,383
6.50%, 11/1/12-11/1/18	214,314,737	219,524,087

PAGE	7 ■ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
7.00%, 7/1/08-12/1/11	$1,942,520	$1,977,731
7.50%, 11/1/14-8/1/17	22,119,095	22,941,299
8.00%, 8/1/10	14,864	14,909
Fannie Mae, 20 Year
6.50%, 4/1/19-10/1/24	71,718,772	73,599,971
Fannie Mae, 30 Year
4.50%, 8/1/33-11/1/33	131,373,243	123,463,005
5.00%, 3/1/34	206,920,230	200,159,964
5.50%, 5/1/34	206,987,997	204,878,030
6.00%, 3/1/33-7/1/35	792,712,721	799,778,960
6.50%, 12/1/32-1/1/34	204,520,084	209,378,829
7.00%, 4/1/32	4,238,308	4,365,654
7.50%, 9/1/07	36,644	36,666
8.00%, 1/1/12-8/1/22	210,191	215,146
Fannie Mae, Hybrid ARM
4.218%, 9/1/34	21,807,859	21,498,804
4.50%, 1/1/35-7/1/35	98,202,316	97,007,423
4.607%, 10/1/34	26,002,522	25,657,506
4.682%, 1/1/36	46,135,822	45,594,476
4.689%, 8/1/35	21,882,158	21,597,517
4.71%, 8/1/34	5,903,550	5,864,579
4.753%, 7/1/35	18,884,161	18,658,216
4.772%, 10/1/35	34,368,186	34,054,156
4.786%, 1/1/36	39,651,723	39,344,953
4.788%, 7/1/35	20,557,663	20,347,179
4.813%, 8/1/35	56,035,299	55,544,057
4.888%, 12/1/35	22,145,269	22,045,637
4.901%, 10/1/35	18,560,694	18,421,630
5.004%, 9/1/35	25,553,601	25,430,432
5.041%, 7/1/35	141,033,936	140,201,809
5.048%, 4/1/35	31,308,233	31,380,492
Fannie Mae Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	13,149,949
Pool 555162, 4.835%, 1/1/13	17,242,095	16,952,616
Pool 555191, 4.843%, 2/1/13	19,422,879	19,101,060
Pool 555172, 5.579%, 12/1/12	3,639,456	3,696,403
Pool 545987, 5.881%, 9/1/12	25,371,952	26,125,412
Pool 545685, 6.016%, 4/1/12	28,959,026	29,749,279
Pool 545708, 6.056%, 5/1/12	2,546,969	2,628,281
Pool 545547, 6.088%, 3/1/12	13,217,448	13,654,274
Pool 545209, 6.144%, 10/1/11	26,480,426	27,340,768
Pool 545059, 6.224%, 5/1/11	22,735,088	23,478,022
Pool 545179, 6.259%, 9/1/11	18,302,484	18,977,378
Pool 323822, 6.374%, 7/1/09	3,404,196	3,466,299
Pool 160329, 7.15%, 10/1/15	221,275	236,738
Freddie Mac, 30 Year
7.50%, 10/1/08	2,493	2,497
8.00%, 1/1/08-5/1/09	6,104	6,108
Freddie Mac Gold, 10 Year
6.00%, 9/1/16	12,841,721	13,027,381
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	177,539,766	177,751,038
6.00%, 4/1/13-2/1/19	146,751,624	148,877,732
6.50%, 2/1/11-9/1/18	80,900,887	82,785,789
7.00%, 11/1/08-3/1/12	1,784,580	1,828,632

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	$79,494,739	$79,160,455
6.50%, 7/1/21-12/1/26	54,468,849	55,620,576
Freddie Mac Gold, 30 Year
6.50%, 5/1/17-12/1/32	48,080,689	49,206,937
7.00%, 4/1/31	25,080,777	25,885,477
7.90%, 2/17/21	3,017,345	3,164,260
Freddie Mac Gold, Hybrid ARM
4.142%, 1/1/35	18,093,448	17,768,275
4.163%, 3/1/35	12,293,063	11,975,730
4.311%, 8/1/34	15,558,443	15,265,477
4.405%, 9/1/35	34,434,473	33,856,193
4.512%, 4/1/35	9,890,740	9,754,141
4.588%, 4/1/36	42,920,000	42,275,342
4.691%, 8/1/35	18,756,088	18,505,489
4.738%, 8/1/35	21,377,636	21,089,215
4.871%, 10/1/35	26,287,689	26,120,697
4.889%, 1/1/36	25,197,690	25,005,662
5.142%, 1/1/36	75,263,168	75,171,021
Ginnie Mae, 15 Year
7.00%, 4/15/09	521,631	526,685
Ginnie Mae, 30 Year
7.00%, 5/15/28	2,363,397	2,441,618
7.50%, 9/15/17-5/15/25	7,963,092	8,290,640
7.80%, 6/15/20-1/15/21	2,126,000	2,229,204

		4,707,937,346
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
GSMPS Mortgage Loan Trust,
Series 2004-4 1A4 8.50%, 6/25/34(b)	14,869,923	15,678,877

		5,110,881,302
ASSET-BACKED SECURITIES: 0.7%
STUDENT LOAN: 0.7%
SLM Student Loan Trust
Series 06-7 A2, 5.367%, 10/25/16	44,107,000	44,091,571
Series 06-8 A2, 5.412%, 10/25/16	35,000,000	34,985,300

		79,076,871
CORPORATE: 30.6%
FINANCIALS: 7.8%
BankAmerica Capital II(a)
8.00%, 12/15/26, callable	14,550,000	15,147,874
BankAmerica Capital VI(a)
5.625%, 3/8/35	21,450,000	20,305,063
BankAmerica Capital XI(a)
6.625%, 5/23/36	10,015,000	10,808,028
Boston Properties, Inc.
6.25%, 1/15/13	50,211,000	52,255,843
5.625%, 4/15/15	34,360,000	34,482,322
5.00%, 6/1/15	15,309,000	14,716,572
CIGNA Corp.
7.00%, 1/15/11	13,565,000	14,254,970
6.375%, 10/15/11	28,755,000	29,751,217
7.65%, 3/1/23	3,547,000	3,999,870
7.875%, 5/15/27	27,615,000	32,585,424
8.30%, 1/15/33	7,375,000	8,913,521

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ■	PAGE	8

PORTFOLIO OF INVESTMENTS	December 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Citicorp Capital I(a)
7.933%, 2/15/27, callable 2007	$12,000,000	$12,494,388
Citicorp Capital II(a)
8.015%, 2/15/27, callable 2007	10,300,000	10,729,356
EOP Operating Limited Partnership(c)
7.00%, 7/15/11	40,350,000	43,665,923
5.875%, 1/15/13	38,000,000	39,827,876
4.75%, 3/15/14	83,690,000	82,905,825
HSBC Holdings PLC
6.50%, 5/2/36	27,625,000	29,718,146
JPMorgan Chase (Bank One) Capital III(a) 8.75%, 9/1/30	26,140,000	34,291,837
JPMorgan Chase Capital XVII(a)
5.85%, 8/1/35	22,090,000	21,506,183
Kaupthing Bank
7.125%, 5/19/16(b)	76,250,000	80,876,545
Safeco Corp.
4.875%, 2/1/10	15,150,000	14,985,486
7.25%, 9/1/12	18,022,000	19,479,764
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10 (St. Paul)	21,575,000	23,401,669
5.00%, 3/15/13 (Travelers)	16,295,000	15,905,175
5.50%, 12/1/15	11,220,000	11,176,792
6.25%, 6/20/16	26,000,000	27,298,908
UnumProvident Corp.
7.625%, 3/1/11	20,786,000	22,124,182
6.85%, 11/15/15(b) (Unum Finance PLC)	11,700,000	12,164,455
7.19%, 2/1/28 (Unum)	11,640,000	11,545,623
7.25%, 3/15/28 (Provident Companies)	23,905,000	25,058,703
6.75%, 12/15/28 (Unum)	13,005,000	12,982,137
7.375%, 6/15/32	29,670,000	31,663,142
Wellpoint, Inc.
6.375%, 1/15/12	7,662,000	7,977,153
5.00%, 12/15/14	15,610,000	15,112,821
5.25%, 1/15/16	84,510,000	82,843,885

		926,956,678
INDUSTRIALS: 20.0%
AT&T Corp. 8.00%, 11/15/31	117,190,000	145,395,055
Comcast Corp.
5.30%, 1/15/14	74,765,000	73,229,103
5.85%, 11/15/15	24,860,000	24,895,351
5.90%, 3/15/16	33,775,000	33,871,326
6.50%, 1/15/17	35,795,000	37,352,870
Cox Communications, Inc.
5.45%, 12/15/14	104,870,000	102,167,815
5.875%, 12/1/16(b)	40,090,000	39,805,642
Dillard’s, Inc.
6.625%, 11/15/08	4,985,000	5,034,850
7.13%, 8/1/18	24,015,000	23,834,887
7.75%, 7/15/26	21,666,000	21,666,000
7.75%, 5/15/27	12,803,000	12,803,000
7.00%, 12/1/28	28,825,000	27,527,875

	PAR VALUE	VALUE
Dow Chemical Co.
4.027%, 9/30/09(b)	$54,087,000	$52,008,058
6.00%, 10/1/12	9,875,000	10,146,128
7.375%, 11/1/29	29,514,000	34,113,993
Electronic Data Systems Corp.
6.50%, 8/1/13	42,375,000	42,660,353
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	7,155,000	7,760,077
6.70%, 9/15/28	20,550,000	20,156,139
6.90%, 1/15/32	15,465,000	15,705,357
6.70%, 7/15/34	12,360,000	12,191,546
Ford Motor Credit Co.
5.80%, 1/12/09	30,250,000	29,700,751
7.375%, 10/28/09	10,100,000	10,121,513
7.375%, 2/1/11	62,765,000	62,133,772
7.25%, 10/25/11	206,330,000	202,053,192
General Electric Co.
5.00%, 2/1/13	34,994,000	34,605,602
GMAC, LLC 6.875%, 9/15/11	227,980,000	233,838,630
HCA, Inc.
8.75%, 9/1/10	54,595,000	56,915,287
7.875%, 2/1/11	33,850,000	33,934,625
6.25%, 2/15/13	39,655,000	35,094,675
6.75%, 7/15/13	29,063,000	26,084,042
5.75%, 3/15/14	28,700,000	23,821,000
6.50%, 2/15/16	19,690,000	16,588,825
Hess Corp. (Amerada Hess)
7.875%, 10/1/29	33,870,000	39,536,180
Hewlett-Packard Co.
5.50%, 7/1/07	35,945,000	35,984,288
Lafarge SA 6.50%, 7/15/16	34,100,000	35,604,492
Liberty Media Corp.
8.50%, 7/15/29	19,985,000	20,094,038
4.00%, 11/15/29, exchangeable	25,500,000	17,021,250
8.25%, 2/1/30	57,310,000	56,176,867
3.75%, 2/15/30, exchangeable	38,385,000	23,606,775
Lockheed Martin Corp.
7.65%, 5/1/16	15,025,000	17,335,259
6.15%, 9/1/36	16,684,000	17,528,861
Raytheon Co.
6.75%, 8/15/07	6,756,000	6,805,758
6.55%, 3/15/10	10,150,000	10,516,374
7.20%, 8/15/27	4,905,000	5,711,922
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	119,983,000	134,040,328
7.70%, 5/1/32	110,459,000	124,630,116
Wyeth
5.50%, 3/15/13	10,275,000	10,341,479
5.50%, 2/1/14	110,465,000	111,031,796
5.50%, 2/15/16	15,000,000	15,020,310

PAGE	9 ■ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Xerox Corp.
9.75%, 1/15/09	$28,850,000	$31,158,000
7.125%, 6/15/10	77,825,000	81,716,250
6.875%, 8/15/11	52,550,000	55,243,187
6.40%, 3/15/16	22,810,000	23,294,712
7.20%, 4/1/16	17,646,000	18,859,163

		2,398,474,744
TRANSPORTATION: 2.8%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	7,883,000	7,413,355
4.875%, 1/15/15	4,335,000	4,158,210
7.57%, 1/2/21	11,843,053	13,281,511
8.251%, 1/15/21	1,148,158	1,337,983
5.72%, 1/15/24	33,375,000	34,002,607
5.629%, 4/1/24	47,000,000	47,523,227
5.342%, 4/1/24	11,075,000	11,052,306
CSX Transportation, Inc.
9.75%, 6/15/20	10,272,000	13,725,241
FedEx Corp. 6.72%, 1/15/22	7,921,474	8,485,087
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	34,279,690
9.75%, 6/15/20	14,188,000	19,116,017
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	12,956,095
5.375%, 5/1/14	22,886,000	22,722,525
4.875%, 1/15/15	10,564,000	10,124,263
6.85%, 1/2/19	7,865,770	8,369,336
6.70%, 2/23/19	11,893,540	12,579,322
7.60%, 1/2/20	1,768,602	1,994,275
4.698%, 1/2/24	6,186,943	5,897,641
5.082%, 1/2/29	10,923,461	10,488,849
5.866%, 7/2/30	52,960,000	54,549,330

		334,056,870

		3,659,488,292

TOTAL FIXED-INCOME SECURITIES (Cost $11,492,224,891)		11,547,259,494

SHORT-TERM INVESTMENTS: 3.6%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$11,843,696	$11,843,696
State Street Repurchase Agreement 4.40%, 1/2/07, maturity value $422,923,662 (collateralized by U.S. Treasury Securities, value $431,175,250, 5.00%%, 7/31/08)	422,717,000	422,717,000

TOTAL SHORT-TERM INVESTMENTS (Cost $434,560,696)		434,560,696

TOTAL INVESTMENTS (Cost $11,926,785,587)	100.1%	11,981,820,190
OTHER ASSETS, LESS LIABILITIES	(0.1%)	(10,103,357)

TOTAL NET ASSETS	100.0%	$11,971,716,833

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, all such securities in total represented $200,533,577 or 1.7% of total net assets.

(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer/successor obligor or guarantor, and the second name (within the parentheses) refers to the original issuer of the instruments.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ■	PAGE	10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006
ASSETS:
Investments, at value (cost $11,926,785,587)	$11,981,820,190
Receivable for paydowns on mortgage-backed securities	2,311,429
Receivable for Fund shares sold	26,919,066
Interest receivable	124,402,095
Prepaid expenses and other assets	51,650

12,135,504,430

LIABILITIES:
Payable for investments purchased	97,758,417
Payable for Fund shares redeemed	61,224,429
Management fees payable	4,049,504
Accrued expenses	755,247

163,787,597

NET ASSETS	$11,971,716,833

NET ASSETS CONSIST OF:
Paid in capital	$12,015,853,510
Undistributed net investment income	6,896,143
Accumulated undistributed net realized loss on investments	(106,067,423)
Net unrealized appreciation on investments	55,034,603

$11,971,716,833

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	952,460,248
Net asset value per share	$12.57

STATEMENT OF OPERATIONS
Year Ended December 31, 2006
INVESTMENT INCOME:
Interest	$550,206,717

EXPENSES:
Management fees	42,320,134
Custody and fund accounting fees	194,537
Transfer agent fees	2,393,275
Professional services	89,172
Shareholder reports	681,566
Registration fees	395,817
Trustees’ fees	167,500
Miscellaneous	67,955

46,309,956

NET INVESTMENT INCOME	503,896,761

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss	(3,533,509)
Net change in unrealized appreciation/depreciation	66,417,029

Net realized and unrealized gain	62,883,520

NET INCREASE IN NET ASSETS FROM OPERATIONS	$566,780,281

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS:
Net investment income	$503,896,761	$353,678,523
Net realized gain (loss)	(3,533,509)	20,155,850
Net change in unrealized appreciation/depreciation	66,417,029	(200,036,683)

Net increase in net assets from operations	566,780,281	173,797,690

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(532,395,799)	(390,586,222)
Net realized gain	—	—

Total distributions	(532,395,799)	(390,586,222)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,115,697,531	3,244,793,643
Reinvestment of distributions	453,075,083	334,969,730
Cost of shares redeemed	(2,241,206,234)	(1,623,405,388)

Net increase from Fund share transactions	2,327,566,380	1,956,357,985

Total increase in net assets	2,361,950,862	1,739,569,453

NET ASSETS:
Beginning of year	9,609,765,971	7,870,196,518

End of year (including undistributed net investment income of $6,896,144 and $6,670,694, respectively)	$11,971,716,833	$9,609,765,971

SHARE INFORMATION:
Shares sold	328,751,052	254,312,934
Distributions reinvested	36,459,332	26,493,475
Shares redeemed	(179,356,904)	(127,349,477)

Net increase in shares outstanding	185,853,480	153,456,932

PAGE	11 ■ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gains and losses on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100

DODGE & COX INCOME FUND ■	PAGE	12

NOTES TO FINANCIAL STATEMENTS

million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At December 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the year ended December 31, 2006 and 2005 were characterized as follows for federal income tax purposes:

	2006	2005
Ordinary income	$532,395,799	$390,586,222
	($0.616 per share)	($0.550 per share)

Long-term capital gain	—	—

At December 31, 2006, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$153,336,213
Unrealized depreciation	(98,301,610)

Net unrealized appreciation	55,034,603
Undistributed ordinary income	6,896,143
Capital loss carryforward†	(106,067,423)

†	Represents accumulated capital loss which may be carried forward to offset future capital gains. This carryforward expires as follows:

Expiring in 2011	$14,093,589
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767

$106,067,423

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2006, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,291,086,014 and $455,876,273, respectively. For the year ended December 31, 2006, purchases and sales of U.S. government securities aggregated $4,150,453,654 and $2,788,640,531, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the Fund beginning June 29, 2007. The impact to the Fund’s financial statements, if any, has not yet been determined.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

PAGE	13 ■ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$12.54	$12.84	$12.92	$12.77	$12.20
Income from investment operations:
Net investment income	0.61	0.55	0.54	0.60	0.66
Net realized and unrealized gain (loss)	0.04	(0.30)	(0.08)	0.15	0.62

Total from investment operations	0.65	0.25	0.46	0.75	1.28

Distributions to shareholders from:
Net investment income	(0.62)	(0.55)	(0.54)	(0.60)	(0.66)
Net realized gain	—	—	—	—	(0.05)

Total distributions	(0.62)	(0.55)	(0.54)	(0.60)	(0.71)

Net asset value, end of year	$12.57	$12.54	$12.84	$12.92	$12.77

Total return	5.30%	1.98%	3.64%	5.97%	10.75%
Ratios/supplemental data:
Net assets, end of year (millions)	$11,972	$9,610	$7,870	$5,697	$3,405
Ratios of expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.45%
Ratios of net investment income to average net assets	4.77%	3.99%	3.61%	3.93%	5.38%
Portfolio turnover rate	30%	24%	30%	41%	31%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2007

DODGE & COX INCOME FUND ■	PAGE	14

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2006, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2007. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Governance Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on November 28, 2006 and again on December 14, 2006 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy

PAGE	15 ■ DODGE & COX INCOME FUND

Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board also acknowledged Dodge & Cox’s decision to close its institutional equity and balanced separate account business to new accounts and had previously voted, at the recommendation of Dodge & Cox, to close the Stock and Balanced Funds to control the pace of growth. The Board also acknowledged that the services provided by Dodge & Cox are extensive in nature and that Dodge & Cox consistently delivered a high level of service. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The performance information prepared by Morningstar® and Dodge & Cox demonstrated to the Board a consistent pattern of favorable performance for investors and, in most instances, the Funds have outperformed their peer groups for short and long-term periods. The Board considered that the performance of the Funds is the result of an investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the strong investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox.

The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge &

DODGE & COX INCOME FUND ■	PAGE	16

Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, company culture and ethics, and management continuity. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. They also noted that Dodge & Cox has voluntarily limited growth of assets by closing the Stock and Balanced Funds to new investors and by not taking on new equity and balanced institutional separate account clients. The Board noted that these actions were financially disadvantageous to Dodge & Cox, but illustrated a commitment to act in the best interest of existing Fund shareholders and separate account clients. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that the considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), as a result of management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process and the avoidance of distribution and marketing structures whose costs would ultimately be borne by the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

PAGE	17 ■ DODGE & COX INCOME FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or

1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INCOME FUND ■	PAGE	18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (54)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (52)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (Since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary and Assistant Treasurer (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (66)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE	19 ■ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer, is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$179,550	$179,550
Audit-Related Fees	19,030	18,000
Tax Fees	66,450	58,000
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures related to the registrant’s semi-annual financial statements and internal controls. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and controls. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $428,000 and $181,000, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant‘s principal executive officer and principal financial officer are aware of no changes in the registrant‘s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The registrant‘s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DODGE & COX FUNDS

By	/S/ JOHN A. GUNN
John A. Gunn Chairman – Principal Executive Officer

Date    February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

DODGE & COX FUNDS

By	/S/ JOHN A. GUNN
John A. Gunn Chairman – Principal Executive Officer

By	/S/ DAVID H. LONGHURST
David H. Longhurst Treasurer – Principal Financial Officer

Date    February 23, 2007